Exhibit 10.4

BRIDGE INVESTMENT GROUP HOLDINGS LLC

FIFTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

Dated as of July 16, 2021

THE LIMITED LIABILITY COMPANY INTERESTS REPRESENTED BY THIS FIFTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH LIMITED LIABILITY COMPANY INTERESTS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

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Schedules

Schedule 1	–	Schedule of Pre-Reorganization Members
Schedule 2	–	Schedule of Members

Exhibits

Exhibit A	–	Form of Joinder Agreement
Exhibit B-1	–	Form of Agreement and Consent of Spouse
Exhibit B-2	–	Form of Spouse’s Confirmation of Separate Property
Exhibit C	–	Policy Regarding Certain Equity Issuances

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BRIDGE INVESTMENT GROUP HOLDINGS LLC

FIFTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This FIFTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) of Bridge Investment Group Holdings LLC, a Delaware limited liability company (the “Company”), dated as of July 16, 2021 (the “Effective Date”), is entered into by and among the Company, Bridge Investment Group Holdings Inc., a Delaware corporation (the “Corporation”), as the manager of the Company, and each of the other Members (as defined herein).

RECITALS

WHEREAS, unless the context otherwise requires, capitalized terms used herein have the respective meaning ascribed to them in Article I;

WHEREAS, the Company was formed as a limited liability company with the name ROC|Bridge Holdings, LLC, pursuant to and in accordance with the Delaware Act by the filing of the Certificate of Formation with the Secretary of State of the State of Delaware pursuant to Section 18-201 of the Delaware Act on December 2, 2011;

WHEREAS, the name of the Company was changed from ROC|Bridge Holdings, LLC to RBP Capital Holdings, LLC by the filing of that certain Certificate of Amendment of the Company with the Delaware Secretary of State on February 22, 2012;

WHEREAS, the name of the Company was changed from RBP Capital Holdings, LLC to Bridge Investment Group Holdings, LLC by the filing of that certain Certificate of Amendment of the Company with the Delaware Secretary of State on August 12, 2014;

WHEREAS, the Company was converted from a Delaware limited liability company to a Utah limited liability company by the filing of that certain Certificate of Conversion with the Delaware Secretary of State on January 17, 2017 pursuant to the Delaware Act and by the filing of that certain Statement of Conversion and that certain Certificate of Organization with the Utah Department of Commerce, Division of Corporations & Commercial Code on January 17, 2017 pursuant to the Utah Act (pursuant to which the name of the Company was changed from Bridge Investment Group Holdings, LLC to Bridge Investment Group LLC);

WHEREAS, the Members and managers previously entered into that certain Amended and Restated Limited Liability Company Agreement, dated effective as of January 1, 2013, which was subsequently amended by that certain First Amendment to the Amended and Restated Limited Liability Company Agreement, dated as of July 19, 2013, that certain Second Amendment to the Amended and Restated Limited Liability Company Agreement for the Company, dated effective as of January 1, 2013, that certain Third Amendment to the Amended and Restated Limited

Liability Company Agreement for the Company, dated effective as of January 1, 2014, and that certain Fourth Amendment to the Amended and Restated Limited Liability Company Agreement for the Company, dated effective as of January 1, 2014, which was subsequently amended and restated in its entirety by that certain Second Amended and Restated Limited Liability Company Agreement, dated effective as of March 31, 2015, which was subsequently amended by that certain First Amendment to the Second Amended and Restated Limited Liability Company Agreement, dated as of January 1, 2017, which was subsequently amended and restated in its entirety by that certain Third Amended and Restated Limited Liability Company Agreement, dated effective as of February 28, 2017, which was subsequently amended by that certain First Amendment to the Third Amended and Restated Limited Liability Company Agreement, dated as of July 31, 2017, and that certain Second Amendment to the Third Amended and Restated Limited Liability Company Agreement, dated as of January 31, 2019, which was subsequently amended and restated in its entirety by that certain Fourth Amended and Restated Limited Liability Company Agreement, dated as of January 1, 2019;

WHEREAS, prior to the Conversion (as defined below), the Company was governed by that certain Fourth Amended and Restated Limited Liability Company Agreement, dated as of January 1, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, together with all schedules, exhibits and annexes thereto, the “Initial LLC Agreement”), which the parties listed on Schedule 1 hereto executed in their capacity as members of the Utah Entity (including pursuant to consents and joinders thereto) (collectively, the “Pre- Reorganization Members”);

WHEREAS, the Company was converted from a Utah limited liability company to a Delaware limited liability company (the “Conversion”) by (i) the filing of that certain Articles of Conversion with the Utah Department of Commerce, Division of Corporations & Commercial Code on July 15, 2021 pursuant to the Utah Act and by the filing of that certain Certificate of Conversion with the Delaware Secretary of State on July 15, 2021 and that certain Certificate of Formation with the Delaware Secretary of State on July 15, 2021 pursuant to the Delaware Act (pursuant to which the name of the Company was changed from Bridge Investment Group LLC to Bridge Investment Group Holdings LLC) and (ii) the adoption of that certain Transitory Limited Liability Company Agreement, dated as of July 15, 2021 (the “Transitory LLC Agreement”);

WHEREAS, in connection with the IPO (as defined below), the Company was a party to a series of reorganization transactions pursuant to which, among other matters and various parties were admitted as Members (collectively with the Pre-Reorganization Members, the “Pre-IPO Members”);

WHEREAS, in connection with the IPO, the Company and the Pre-IPO Members desire to recapitalize all of the Original Shares (as defined below) into Class A Common Units (as defined below) and Class B Common Units (as defined below) (collectively, the “Recapitalization”) as provided herein;

WHEREAS, in connection with the foregoing matters, the Company and the Members desire to continue the Company without dissolution and amend and restate the Initial LLC Agreement in its entirety as of the Effective Date to reflect, among other things, (a) the Recapitalization, (b) the addition of the Corporation as a Member and (c) the other rights and obligations of the Members, the Company, the Manager and the Corporation, in each case, as provided and agreed upon in the terms of this Agreement as of the Effective Date, at which time the Initial LLC Agreement shall be superseded entirely by this Agreement and shall be of no further force or effect;

WHEREAS, in connection with the IPO, the Pre-IPO Members desire to contribute a portion of the Class A Units and all of the Class B Common Units received in the Recapitalization to the Corporation in exchange for shares of Class A Common Stock and Class B Common Stock and the Class B Common Unitholders holding a majority of the Class B Common Units desire to select the Corporation as sole manager of the Company;

WHEREAS, except for the Over-Allotment Option (as defined below), the Corporation will sell shares of its Class A Common Stock to public investors in the IPO and will use the net proceeds received from the IPO (the “IPO Net Proceeds”) to purchase newly issued Class A Common Units from the Company pursuant to the IPO Class A Common Unit Subscription Agreement and the Corporation shall be admitted as a Member;

WHEREAS, immediately following the consummation of the purchase contemplated by the IPO Class A Common Unit Subscription Agreement, the Company shall use a portion of the IPO Net Proceeds to redeem certain Class A Common Units held by the Members (the “IPO Unit Redemption”); and

WHEREAS, the Corporation may issue additional shares of Class A Common Stock in connection with the IPO as a result of the exercise by the underwriters of their over-allotment option (the “Over-Allotment Option”) and, if the Over-Allotment Option is exercised in whole or in part, any additional net proceeds (the “Over-Allotment Option Net Proceeds”) shall be used by the Corporation to purchase additional newly issued Class A Common Units from the Company pursuant to the IPO Class A Common Unit Subscription Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Initial LLC Agreement is hereby amended and restated in its entirety and the Company, the Corporation and the other Members, each intending to be legally bound, each hereby agrees as follows:

ARTICLE I.

DEFINITIONS

The following definitions shall be applied to the terms used in this Agreement for all purposes, unless otherwise clearly indicated to the contrary.

“Additional Member” has the meaning set forth in Section 12.02.

“Adjusted Capital Account Deficit” means, with respect to the Capital Account of any Member as of the end of any Taxable Year, the amount by which the balance in such Capital Account is less than zero. For this purpose, such Member’s Capital Account balance shall be:

(a)	reduced for any items described in Treasury Regulation Section 1.704- 1(b)(2)(ii)(d)(4), (5), and (6); and

(b)

increased for any amount such Member is obligated to contribute or is treated as being obligated to contribute to the Company pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (relating to partner liabilities to a partnership) or 1.704-2(g)(1) and 1.704-2(i) (relating to minimum gain).

“Admission Date” has the meaning set forth in Section 10.06.

“Affiliate” (and, with a correlative meaning, “Affiliated”) means, with respect to a specified Person, each other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or by contract or other agreement).

“Agreement” has the meaning set forth in the Preamble.

“Assignee” means a Person to whom a Unit has been transferred but who has not become a Member pursuant to Article XII.

“Assumed Tax Liability” means, with respect to any Member, an amount equal to the excess of (i) the product of (A) the Distribution Tax Rate multiplied by (B) the estimated or actual cumulative taxable income or gain of the Company, as determined for federal income tax purposes, allocated to such Member for full or partial Fiscal Years commencing on or after the Effective Date, less prior losses of the Company allocated to such Member for full or partial Fiscal Years commencing on or after the Effective Date, in each case, as determined by the Manager and to the extent such prior losses are available to reduce such income over (ii) the sum of (A) the cumulative Tax Distributions made to such Member after the Effective Date pursuant to Sections 4.01(b)(i), 4.01(b)(ii) and 4.01(b)(iii); provided that, in the case of the Corporation, such Assumed Tax Liability (x) shall be computed without regard to any increases to the tax basis of the Company’s property pursuant to Sections 734(b) or 743(b) of the Code and (y) to the extent permitted under the Credit Agreements, shall in no event be less than an amount that will enable the Corporation to meet both its tax obligations and its obligations pursuant to the Tax Receivable Agreement for the relevant Taxable Year; provided further that, in the case of each Member, and for the avoidance of doubt, such Assumed Tax Liability shall take into account any Code Section 704(c) allocations (including “reverse” 704(c) allocations) to the Member. Notwithstanding anything to the contrary, the Corporation shall be entitled to make reasonable simplifying assumptions in making determinations contemplated by this definition.

“Base Rate” means, on any date, a variable rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. money center banks.

“Black-Out Period” means any “black-out” or similar period under the Corporation’s policies covering trading in the Corporation’s securities to which the applicable Redeeming Member is subject (or will be subject at such time as it owns Class A Common Stock), which period restricts the ability of such Redeeming Member to immediately resell shares of Class A Common Stock to be delivered to such Redeeming Member in connection with a Share Settlement. For the avoidance of doubt, such policies shall not impose restrictions on trading by passive institutional investors.

“Book Value” means, with respect to any property of the Company, the Company’s adjusted basis for U.S. federal income tax purposes, adjusted from time to time to reflect the adjustments required or permitted by Treasury Regulation Section 1.704-1(b)(2)(iv)(d)-(g).

“Business Day” means any day other than a Saturday, Sunday or day on which banks located in New York City, New York are authorized or required by Law to close.

“Capital Account” means the capital account maintained for a Member in accordance with Section 5.01.

“Capital Contribution” means, with respect to any Member, the amount of any cash, cash equivalents, promissory obligations or the Fair Market Value of other property that such Member (or such Member’s predecessor) contributes (or is deemed to contribute) to the Company pursuant to Article III hereof.

“Cash Settlement” means immediately available funds in U.S. dollars in an amount equal to the Redeemed Units Equivalent; provided that such funds are (i) in the case of a Redemption occurring in connection with the closing of the IPO, funds that are received from the IPO and (ii) in any other case, funds that are received from a Qualifying Offering.

“Certificate” means the Company’s Certificate of Formation, dated as of July 15, 2021, as filed with the Secretary of State of the State of Delaware, as amended or amended and restated from time to time.

“Change of Control” means the occurrence of any of the following events:

(1) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and excluding the Permitted Transferees) becomes the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of shares of Class A Common Stock, Class B Common Stock, preferred stock and/or any other class or classes of capital stock of the Corporation (if any) representing in the aggregate more than fifty percent (50%) of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote;

(2) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by the Corporation of all or substantially all of the Corporation’s assets (including a sale of all or substantially all of the assets of the Company);

(3) there is consummated a merger or consolidation of the Corporation with any other corporation or entity, and, immediately after the consummation of such merger or consolidation, the voting securities of the Corporation immediately prior to such merger or consolidation do not continue to represent, or are not converted into, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a Subsidiary, the ultimate parent thereof; or

(4) the Corporation ceases to be the sole Manager of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the beneficial holders of the Class A Common Stock, Class B Common Stock, preferred stock and/or any other class or classes of capital stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

“Change of Control Date” has the meaning set forth in Section 10.09(a).

“Change of Control Transaction” means any Change of Control that was approved by the Corporate Board prior to such Change of Control.

“Class A Common Stock” means the shares of Class A common stock, par value $0.01 per share, of the Corporation.

“Class A Common Units” means the Class A common units of the Company, which are entitled to a pro rata share of the economics of the Company.

“Class B Common Stock” means the shares of Class B Common Stock, par value $0.01 per share, of the Corporation.

“Class B Common Units” means the Class B common units of the Company, which are entitled to one vote and have no economic entitlement.

“Code” means the United States Internal Revenue Code of 1986, as amended. Unless the context requires otherwise, any reference herein to a specific section of the Code shall be deemed to include any corresponding provisions of future Law as in effect for the relevant taxable period.

“Class A Common Unit” means a Unit designated as a “Class A Common Unit” and having the rights and obligations specified with respect to the Class A Common Units in this Agreement.

“Class A Common Unit Redemption Price” means, with respect to any Redemption, the arithmetic average of the volume weighted average prices for a share of Class A Common Stock (or any class of stock into which it has been converted) on the Stock Exchange, or any other exchange or automated or electronic quotation system on which the Class A Common Stock trades, as reported by Bloomberg, L.P., or its successor, for each of the twenty (20) consecutive full

Trading Days ending on and including the last full Trading Day immediately prior to the applicable Redemption Date, subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Class A Common Stock. Notwithstanding the foregoing, with respect to any Redemption that occurs in connection with the closing of the IPO, the Class A Common Unit Redemption Price shall be equal to the price per share for which shares of Class A Common Stock are sold to the public in the IPO after taking into account the underwriters’ discounts or commissions and brokers’ fees relating thereto. If the Class A Common Stock no longer trades on the Stock Exchange or any other securities exchange or automated or electronic quotation system as of any particular Redemption Date, then the Manager (through at least two (2) of its independent directors (within the meaning of the rules of the Stock Exchange), who are disinterested) shall determine the Class A Common Unit Redemption Price in good faith.

“Class A Common Unitholder” means a Member who is the registered holder of Class A Common Units.

“Company” has the meaning set forth in the preamble to this Agreement.

“Common Units” means the Class A Common Units and Class B Common Units of the Company.

“Confidential Information” has the meaning set forth in Section 15.02(a).

“Corporate Board” means the board of directors of the Corporation.

“Corporation” has the meaning set forth in the recitals to this Agreement, together with its successors and assigns.

“Corresponding Rights” means any rights issued with respect to a share of Class A Common Stock or Class B Common Stock pursuant to a “poison pill” or similar stockholder rights plan approved by the Corporate Board.

“Credit Agreements” means any promissory note, mortgage, loan agreement, indenture or similar instrument or agreement to which the Company or any of its Subsidiaries is or becomes a borrower, as such instruments or agreements may be amended, restated, supplemented or otherwise modified from time to time and including any one or more refinancing or replacements thereof, in whole or in part, with any other debt facility or debt obligation, for as long as the payee or creditor to whom the Company or any of its Subsidiaries owes such obligation is not an Affiliate of the Company.

“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq., as it may be amended from time to time, and any successor thereto.

“Direct Exchange” has the meaning set forth in Section 11.03(a).

“Distributable Cash” means, as of any relevant date on which a determination is being made by the Manager regarding a potential distribution pursuant to Section 4.01(a), the amount of cash that could be distributed by the Company for such purposes in accordance with the Credit

Agreements (and without otherwise violating any applicable provisions of any of the Credit Agreements) and applicable Law.

“Distribution” (and, with a correlative meaning, “Distribute”) means each distribution made by the Company to a Member with respect to such Member’s Units, whether in cash, property or securities of the Company and whether by liquidating distribution or otherwise; provided, however, that none of the following shall be a Distribution: (a) any recapitalization that does not result in the distribution of cash or property to Members or any exchange of securities of the Company, and any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Units or (b) any other payment made by the Company to a Member that is not properly treated as a “distribution” for purposes of Sections 731, 732, or 733 or other applicable provisions of the Code.

“Distribution Tax Rate” means a rate equal to the highest effective marginal combined federal, state and local income tax rate for a Fiscal Year applicable to corporate or individual taxpayers (whichever is higher) resident in New York, New York or San Francisco, California (whichever is higher), taking into account the character of the relevant tax items (e.g., ordinary or capital) and the deductibility of state and local income taxes for federal income tax purposes (but only to the extent such taxes are deductible under the Code), as reasonably determined by the Manager.

“Effective Date” has the meaning set forth in the Preamble.

“Election Notice” has the meaning set forth in Section 11.01(b).

“Equity Plan” means any option, stock, unit, stock unit, appreciation right, phantom equity or other incentive equity or equity-based compensation plan or program, in each case, now or hereafter adopted by the Company or the Corporation, including the Corporation’s 2021 Incentive Award Plan.

“Equity Securities” means (a) Units or other equity interests in the Company or any Subsidiary of the Company (including other classes or groups thereof having such relative rights, powers and duties as may from time to time be established by the Manager pursuant to the provisions of this Agreement, including rights, powers and/or duties senior to existing classes and groups of Units and other equity interests in the Company or any Subsidiary of the Company), (b) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into Units or other equity interests in the Company or any Subsidiary of the Company, and (c) warrants, options or other rights to purchase or otherwise acquire Units or other equity interests in the Company or any Subsidiary of the Company.

“Event of Withdrawal” means the bankruptcy or dissolution of a Member or the occurrence of any other event that terminates the continued membership of a Member in the Company. “Event of Withdrawal” shall not include an event that (a) terminates the existence of a Member for income tax purposes (including, without limitation, (i) a change in entity classification of a Member under Treasury Regulations Section 301.7701-3, (ii) a sale of assets by, or liquidation of, a Member pursuant to an election under Code Sections 336 or 338, or (iii) merger, severance, or allocation within a trust or among sub-trusts of a trust that is a Member) but that (b) does not terminate the existence of such Member under applicable state law (or, in the case of a trust that is a Member, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Units of such trust that is a Member).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any applicable rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.

“Exchange Election Notice” has the meaning set forth in Section 11.03(b).

“Fair Market Value” of a specific asset of the Company will mean the amount which the Company would receive in an all-cash sale of such asset in an arms-length transaction with a willing unaffiliated third party, with neither party having any compulsion to buy or sell, consummated on the day immediately preceding the date on which the event occurred which necessitated the determination of the Fair Market Value (and after giving effect to any transfer taxes payable in connection with such sale), as such amount is determined by the Manager (or, if pursuant to Section 14.02, the Liquidators) in its good faith judgment using all factors, information and data it deems to be pertinent.

“Fiscal Period” means any interim accounting period within a Taxable Year established by the Manager and which is permitted or required by Section 706 of the Code.

“Fiscal Year” means the Company’s annual accounting period established pursuant to Section 8.02.

“Governmental Entity” means (a) the United States of America, (b) any other sovereign nation, (c) any state, province, district, territory or other political subdivision of (a) or (b) of this definition, including, but not limited to, any county, municipal or other local subdivision of the foregoing, or (d) any agency, arbitrator or arbitral body, authority, board, body, bureau, commission, court, department, entity, instrumentality, organization or tribunal exercising executive, legislative, judicial, regulatory or administrative functions of government on behalf of (a), (b) or (c) of this definition.

“Indemnified Person” has the meaning set forth in Section 7.04(a).

“Initial LLC Agreement” has the meaning set forth in the Recitals.

“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended from time to time.

“IPO” means the initial underwritten public offering of shares of the Corporation’s Class A Common Stock.

“IPO Class A Common Unit Subscription” has the meaning set forth in Section 3.03(b).

“IPO Class A Common Unit Subscription Agreement” means that certain Class A Common Unit Subscription Agreement, dated as of the Effective Date, by and between the Corporation and the Company.

“IPO Net Proceeds” has the meaning set forth in the Recitals.

“IPO Unit Redemption” has the meaning set forth in the Recitals.

“Joinder” means a joinder to this Agreement, in form and substance substantially similar to Exhibit A to this Agreement.

“Law” means all laws, statutes, ordinances, rules and regulations of any Governmental Entity.

“Liquidator” has the meaning set forth in Section 14.02.

“Losses” means items of loss or deduction of the Company determined according to Section 5.01(b).

“Member” means, as of any date of determination, (a) each of the members named on the Schedule of Members and (b) any Person admitted to the Company as a Substituted Member or Additional Member in accordance with Article XII, but in each case only so long as such Person is shown on the Company’s books and records as the owner of one or more Units, each in its capacity as a member of the Company.

“Member Minimum Gain” means “partner nonrecourse debt minimum gain” as defined in Treasury Regulation Section 1.704-2(i)(3)).

“Minimum Gain” means “partnership minimum gain” determined pursuant to Treasury Regulation Section 1.704-2(d).

“Net Loss” means, with respect to a Fiscal Year, the excess if any, of Losses for such Fiscal Year over Profits for such Fiscal Year (excluding Profits and Losses specially allocated pursuant to Section 5.03 and Section 5.04).

“Net Profit” means, with respect to a Fiscal Year, the excess if any, of Profits for such Fiscal Year over Losses for such Fiscal Year (excluding Profits and Losses specially allocated pursuant to Section 5.03 and Section 5.04).

“Officer” has the meaning set forth in Section 6.01(b).

“Original Shares” means the Class A Shares, Class B-1 Shares, and Class B-2 Shares (each as defined in Section 3.1 of the Initial LLC Agreement) of the Company.

“Other Agreements” has the meaning set forth in Section 10.04.

“Over-Allotment Contribution” has the meaning set forth in Section 3.03(b).

“Over-Allotment Option” has the meaning set forth in the Recitals.

“Over-Allotment Option Net Proceeds” has the meaning set forth in the Recitals.

“Partnership Representative” has the meaning set forth in Section 9.03.

“Percentage Interest” means, as among an individual class of Units and with respect to a Member at a particular time, such Member’s percentage interest in the Company determined by dividing the number of such Member’s Units of such class by the total number of Units of all Members of such class at such time. The Percentage Interest of each Member shall be calculated to the fourth decimal place.

“Permitted Transfer” has the meaning set forth in Section 10.02.

“Permitted Transferee” has the meaning set forth in Section 10.02.

“Person” means an individual or any corporation, partnership, limited liability company, trust, unincorporated organization, association, joint venture or any other organization or entity, whether or not a legal entity.

“Pre-IPO Members” has the meaning set forth in the recitals to this Agreement.

“Pre-Reorganization Members” has the meaning set forth in the recitals to this Agreement.

“Pro rata,” “pro rata portion,” “according to their interests,” “ratably,” “proportionately,” “proportional,” “in proportion to,” “based on the number of Units held,” “based upon the percentage of Units held,” “based upon the number of Units outstanding,” and other terms with similar meanings, when used in the context of a number of Units of the Company relative to other Units, means as amongst an individual class of Units, pro rata based upon the number of such Units within such class of Units.

“Profits” means items of income and gain of the Company determined according to Section 5.01(b).

“Pubco Offer” has the meaning set forth in Section 10.09(b).

“Qualifying Offering” means a private or public offering of shares of Class A Common Stock by the Corporation following the IPO.

“Quarterly Tax Distribution” has the meaning set forth in Section 4.01(b)(i).

“Recapitalization” has the meaning set forth in the Recitals.

“Redeemed Units” has the meaning set forth in Section 11.01(a).

“Redeemed Units Equivalent” means the product of (a) the applicable number of Redeemed Units, multiplied by (b) the Class A Common Unit Redemption Price.

“Redeeming Member” has the meaning set forth in Section 11.01(a).

“Redemption” has the meaning set forth in Section 11.01(a).

“Redemption Date” has the meaning set forth in Section 11.01(a).

“Redemption Notice” has the meaning set forth in Section 11.01(a).

“Redemption Right” has the meaning set forth in Section 11.01(a).

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the Effective Date, by and among the Corporation, certain of the Members as of the Effective Date and certain other Persons whose signatures are affixed thereto (together with any joinder thereto from time to time by any successor or assign to any party to such agreement) (as it may be amended from time to time in accordance with its terms).

“Retraction Notice” has the meaning set forth in Section 11.01(c).

“Revised Partnership Audit Provisions” means Section 1101 of Title XI (Revenue Provisions Related to Tax Compliance) of the Bipartisan Budget Act of 2015, H.R. 1314, Public Law Number 114-74.

“Schedule of Members” has the meaning set forth in Section 3.01(b).

“SEC” means the U.S. Securities and Exchange Commission, including any governmental body or agency succeeding to the functions thereof.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future Law.

“Share Settlement” means a number of shares of Class A Common Stock (together with any Corresponding Rights) equal to the number of Redeemed Units.

“Stock Exchange” means the New York Stock Exchange.

“Stockholders Agreement” means that certain stockholders agreement, dated as of the Effective Date, by and among the Corporation and the other Persons party thereto (as it may be amended from time to time in accordance with its terms).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the voting interests thereof are at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, references to a “Subsidiary” of the Company shall be given effect only at such times that the Company has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Substituted Member” means a Person that is admitted as a Member to the Company pursuant to Section 12.01.

“Tax Distributions” has the meaning set forth in Section 4.01(b)(i).

“Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated as the date of the Effective Date, by and among the Corporation and the Company, on the one hand, and the TRA Holders (as such term is defined in the Tax Receivable Agreement) party thereto, on the other hand (together with any joinder thereto from time to time by any successor or assign to any party to such agreement) (as it may be amended from time to time in accordance with its terms).

“Taxable Year” means the Company’s accounting period for U.S. federal income tax purposes determined pursuant to Section 9.02.

“Trading Day” means a day on which the Stock Exchange or such other principal United States securities exchange on which the Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).

“Transfer” (and, with a correlative meaning, “Transferring”) means any sale, transfer, assignment, redemption, pledge, encumbrance or other disposition of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of Law) (a) any interest (legal or beneficial) in any Equity Securities or (b) any equity or other interest (legal or beneficial) in any Member if substantially all of the assets of such Member consist solely of Units.

“Transitory LLC Agreement” has the meaning set forth in the recitals to this Agreement.

“Treasury Regulations” means the final, temporary and (to the extent they can be relied upon) proposed regulations under the Code, as promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period.

“Underwriting Agreement” means the Underwriting Agreement, dated as of July 15, 2021, by and among the Corporation, the Company, Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Citigroup Global Markets Inc.

“Unit” means the fractional limited liability company interest of a Member in Profits, Losses and Distributions of the Company, and otherwise having the rights and obligations specified with respect to “Units” in this Agreement; provided, however, that any class or group of Units issued shall have the relative rights, powers and duties set forth in this Agreement applicable to such class or group of Units.

“Unvested Corporate Shares” means shares of Class A Common Stock issued or issuable pursuant to awards granted under an Equity Plan or otherwise that are not vested pursuant to the terms thereof or any award or similar agreement relating thereto and for which an 83(b) election has not been timely filed.

“Utah Act” means the Utah Revised Uniform Limited Liability Company Act, Title 48, Chapter 3a of the Utah Code, Section 48-3a-101 et seq., as it may be amended from time to time, and any successor thereto.

ARTICLE II.

ORGANIZATIONAL MATTERS

Section 2.01 Formation of Company. The Company was formed on December 2, 2011 pursuant to the provisions of the Delaware Act. The filing of the Certificate of Formation of the Company and the subsequent Certificates of Amendment, Certificate of Conversion to Non-Delaware Entity, Certificate of Conversion and the Certificate, each with the Secretary of State of the State of Delaware, and the filing of the Certificate of Organization and the Articles of Conversion, each with the Utah Department of Commerce, Division of Corporations & Commercial Code, are hereby ratified and confirmed in all respects. Jonathan Slager, as an “authorized person” of the Company within the meaning of the Delaware Act, has executed, delivered and filed the Certificate with the Secretary of State of the State of Delaware, which filing is hereby ratified and approved. Upon the filing of then Certificate, his powers as an “authorized person” of the Company has ceased, and the Manager is the designated “authorized person” and shall continue as the designated “authorized person” within the meaning of the Delaware Act. The Manager shall execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any jurisdiction in which the Company may wish to conduct business.

Section 2.02 Fifth Amended and Restated Limited Liability Company Agreement. The Members hereby execute this Agreement for the purpose of amending, restating and superseding the Initial Agreement in its entirety and otherwise establishing the affairs of the Company and the conduct of its business in accordance with the provisions of the Delaware Act. The Members hereby agree that during the term of the Company set forth in Section 2.06 the rights and obligations of the Members with respect to the Company will be determined in accordance with the terms and conditions of this Agreement and the Delaware Act. No provision of this Agreement shall be in violation of the Delaware Act and to the extent any provision of this Agreement is in violation of the Delaware Act, such provision shall be void and of no effect to the extent of such violation without affecting the validity of the other provisions of this Agreement. Neither any Member nor the Manager nor any other Person shall have appraisal rights with respect to any Units.

Section 2.03 Name. The name of the Company is “Bridge Investment Group Holdings LLC.” The Manager in its sole discretion may change the name of the Company at any time and from time to time and, without the consent of any other Member, may amend this Agreement to reflect such change. Notification of any such change shall be given to all of the Members. The Company’s business may be conducted under its name and/or any other name or names deemed advisable by the Manager.

Section 2.04 Purpose; Powers. The primary business and purpose of the Company shall be to engage in such activities as are permitted under the Delaware Act and determined from time to time by the Manager in accordance with the terms and conditions of this Agreement. The Company shall have the power and authority to take (directly or indirectly through its Subsidiaries) any and all actions and engage in any and all activities necessary, appropriate, desirable, advisable, ancillary or incidental to accomplish the foregoing purpose.

Section 2.05 Principal Office; Registered Office. The principal office of the Company shall be located at such place or places as the Manager may from time to time designate, each of which may be within or outside the State of Delaware. The address of the registered office of the Company in the State of Delaware shall be c/o The Corporation Trust Company, 1209 Orange Street, County of New Castle, Wilmington, Delaware, 19801, and the registered agent for service of process on the Company in the State of Delaware at such registered office shall be The Corporation Trust Company. The Manager may from time to time change the Company’s registered agent and registered office in the State of Delaware.

Section 2.06 Term. The term of the Company shall continue in perpetuity unless the Company is dissolved in accordance with the provisions of Article XIV. The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate as provided in the Delaware Act.

Section 2.07 No State-Law Partnership. The Members intend that the Company not be a partnership (including, without limitation, a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member by virtue of this Agreement, for any purposes other than as set forth in the last sentence of this Section 2.07, and neither this Agreement nor any other document entered into by the Company or any Member relating to the subject matter hereof shall be construed to suggest otherwise. The Members intend that the Company shall be treated as a partnership for U.S. federal and, if applicable, state or local income tax purposes, and that each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.

Section 2.08 Conversion. Effective as of the Effective Date, (i) the Certificate of Organization and the Initial Agreement of the Company as in effect immediately prior to the Conversion, are replaced and superseded in their entirety by the Certificate and this Agreement in respect of all periods beginning on or after the Conversion, and (ii) the members of the Company immediately prior to the Conversion automatically continue as members of the Company holding limited liability company interests in the Company in accordance with this Agreement.

Section 2.09 Specific Authorization. The Company is hereby authorized to execute, deliver and perform, and the Manager on behalf of the Company is hereby authorized to execute and deliver, the Tax Receivable Agreement, the Registration Rights Agreement, the IPO Class A Common Unit Subscription Agreement, the Underwriting Agreement, the Tax Receivable Agreement, the Stockholders Agreement, the Registration Rights Agreement, and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto or the IPO, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement. The foregoing authorization shall not be deemed a restriction on the powers of the Manager to enter into other agreements on behalf of the Company.

ARTICLE III.

MEMBERS; UNITS; CAPITALIZATION

Section 3.01 Members.

(a) (i) In connection with the reorganization transactions (as described in the Recitals), the Corporation acquired Original Shares (which will be recapitalized into Class A Common Units and Class B Common Units pursuant to the Recapitalization in accordance with Section 3.03) and was admitted as a Member, (ii) the Pre-IPO Members will contribute a portion of the Class A Units and all of the Class B Common Units received in the Recapitalization to the Corporation in exchange for shares of Class A Common Stock and Class B Common Stock and (iii) the Corporation will acquire additional Class A Common Units pursuant to the IPO Class A Common Unit Subscription Agreement.

(b) The Company shall maintain a schedule setting forth: (i) the name and address of each Member and (ii) the aggregate number of outstanding Units and the number and class of Units held by each Member (such schedule, the “Schedule of Members”). The applicable Schedule of Members in effect as of the Effective Date and after giving effect to the Recapitalization is set forth as Schedule 2 to this Agreement. The Company shall also maintain a record of (1) the Capital Account of each Member on the Effective Date, (2) the aggregate amount of cash Capital Contributions that has been made by the Members with respect to their Units and (3) the Fair Market Value of any property other than cash contributed by the Members with respect to their Units (including, if applicable, a description and the amount of any liability assumed by the Company or to which contributed property is subject) in its books and records. The Schedule of Members may be updated by the Manager in the Company’s books and records from time to time, and as so updated, it shall be the definitive record of ownership of each Unit of the Company and all relevant information with respect to each Member. The Company shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Delaware Act.

(c) No Member shall be required or, except as approved by the Manager pursuant to Section 6.01 and in accordance with the other provisions of this Agreement, permitted to (i) loan any money or property to the Company, (ii) borrow any money or property from the Company or (iii) make any additional Capital Contributions.

Section 3.02 Units.

(a) Interests in the Company shall be represented by Units, or such other securities of the Company, in each case as the Manager may establish in its discretion in accordance with the terms and subject to the restrictions hereof. At the Effective Date, the Units will be comprised of Class A Common Units and Class B Common Units.

(b) Subject to Section 3.04(a), the Manager may (i) issue additional Class A Common Units at any time in its sole discretion and (ii) create one or more classes or series of Units or preferred Units solely to the extent such new class or series of Units or preferred Units are substantially economically equivalent to a class of common or other stock of the Corporation or class or series of preferred stock of the Corporation, respectively; provided, that as long as there are any Members (other than the Corporation and its Subsidiaries) (i) no such new class or series of Units may deprive such Members of, or dilute or reduce, the allocations and distributions they would have received, and the other rights and benefits to which they would have been entitled, in respect of their Units if such new class or series of Units had not been created and (ii) no such new class or series of Units may be issued, in each case, except to the extent (and solely to the extent) the Company actually receives cash in an aggregate amount, or other property with a Fair Market Value in an aggregate amount, equal to the aggregate distributions that would be made in respect of such new class or series of Units if the Company were liquidated immediately after the issuance of such new class or series of Units.

(c) Subject to Sections 15.03(b) and Section 15.03(c), the Manager may amend this Agreement, without the consent of any Member or any other Person, in connection with the creation and issuance of such classes or series of Units, pursuant to Sections 3.02(b), 3.04(a) or 3.10.

Section 3.03 Recapitalization; the Corporation’s Capital Contribution; the Corporation’s Purchase of Class A Common Units; the IPO Unit Redemption.

(a) In order to effect the Recapitalization, the number of Original Shares that were issued and outstanding and held by the Pre-IPO Members prior to the Effective Date are hereby recapitalized, as of the Effective Date, and after giving effect to such recapitalized and the other transactions related to the Recapitalization, into the number of Class A Common Units and Class B Common Units set forth opposite the name of the respective Member on the Schedule of Members attached hereto as Schedule 2 (provided, for the avoidance of doubt, that the number of Class A Common Units set forth on Schedule 2 shall include the Class A Common Units issued to the Corporation pursuant to the IPO Class A Common Unit Subscription Agreement and should be net of any Class A Common Units redeemed pursuant to the IPO Unit Redemption), and such Class A Common Units are hereby issued and outstanding as of the Effective Date and the holders of such Class A Common Units are Members hereunder.

(b) Following the Recapitalization, the Company shall issue to the Corporation, and the Corporation will acquire 18,750,000 newly issued Class A Common Units in exchange for a portion of the IPO Net Proceeds payable to the Company upon consummation of the IPO pursuant to the IPO Class A Common Unit Subscription Agreement (the “IPO Class A Common Unit Subscription”). In addition, to the extent the underwriters in the IPO exercise the Over-Allotment Option in whole or in part, upon the exercise of the Over-Allotment Option, the Corporation will contribute a portion of the Over-Allotment Option Net Proceeds to the Company in exchange for newly issued Class A Common Units pursuant to the IPO Class A Common Unit Subscription Agreement, and such issuance of additional Class A Common Units shall be reflected on the Schedule of Members (the “Over-Allotment Contribution”). The number of Class A Common Units issued in the Over-Allotment Contribution, in the aggregate, shall be equal to the number of shares of Class A Common Stock issued by the Corporation in such exercise of the Over-Allotment Option. Immediately following the consummation of the IPO Class A Common Unit Subscription, the Company shall, without any consent or action of any Member, use a portion of the IPO Net Proceeds received pursuant to the IPO Class A Common Unit Subscription Agreement to effect the IPO Unit Redemption. For the avoidance of doubt, the Corporation shall be admitted as a Member with respect to all Class A Common Units it holds from time to time. The parties hereto acknowledge and agree that the transaction described in this Section 3.03(b) will result in a “revaluation of partnership property” and corresponding adjustments to Capital Account balances as described in Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations.

Section 3.04 Authorization and Issuance of Additional Units.

(a) Except as otherwise determined by the Manager in connection with a contribution of cash or other assets by the Corporation to the Company, the Company and the Corporation shall undertake all actions, including, without limitation, an issuance, reclassification, distribution, division or recapitalization, with respect to the Class A Common Units and the Class A Common Stock or Class B Common Stock, as applicable, to maintain at all times (i) a one-to-one ratio between the number of Class A Common Units owned by the Corporation, directly or indirectly, and the number of outstanding shares of Class A Common Stock and (ii) a one-to-one ratio between the number of Class A Common Units owned by Members (other than the Corporation and its Subsidiaries), directly or indirectly, and the number of outstanding shares of Class B Common Stock owned by such Members, directly or indirectly, in each case, disregarding, for purposes of maintaining the one-to-one ratio, (A) Unvested Corporate Shares, (B) treasury stock or (C) preferred stock or other debt or equity securities (including, without limitation, warrants, options or rights) issued by the Corporation that are convertible into or exercisable or exchangeable for Class A Common Stock or Class B Common Stock (except to the extent the net proceeds from such other securities, including any exercise or purchase price payable upon conversion, exercise or exchange thereof, has been contributed by the Corporation to the equity capital of the Company). Except as otherwise determined by the Manager in connection with a contribution of cash or other assets by the Corporation to the Company, in the event the Corporation issues, transfers or delivers from treasury stock or repurchases Class A Common Stock in a transaction not contemplated in this Agreement, the Manager and the Corporation shall take all actions such that, after giving effect to all such issuances, transfers, deliveries or repurchases, the number of outstanding Class A Common Units owned, directly or indirectly, by the Corporation will equal on a one-for-one basis the number of outstanding shares of Class A Common Stock. Except as otherwise determined by the Manager in connection with a contribution of cash or other assets by the Corporation to the Company, in the event the Corporation issues, transfers or delivers from treasury stock or repurchases or redeems the Corporation’s preferred stock in a transaction not contemplated in this Agreement, the Manager and the Corporation shall take all actions such that, after giving effect to all such issuances, transfers, deliveries, repurchases or redemptions, the Corporation, directly or indirectly, holds (in the case of any issuance, transfer or delivery) or ceases to hold (in the case of any repurchase or redemption) equity interests in the Company which (in the good faith determination by the Manager) are in the aggregate substantially economically equivalent to the outstanding preferred stock of the Corporation so issued, transferred, delivered, repurchased or redeemed. Except as otherwise determined by the Manager in its reasonable discretion, the Company and the Corporation shall not undertake any subdivision (by any Class A Common Unit split, stock split, Class A Common Unit distribution, stock distribution, reclassification, division, recapitalization or similar event) or combination (by reverse Class A Common Unit split, reverse stock split, reclassification, division, recapitalization or similar event) of the Class A Common Units, Class A Common Stock or Class B Common Stock, as applicable, that is not accompanied by an identical subdivision or combination of Class A Common Stock,

Class B Common Stock or Class A Common Units, respectively, to maintain at all times (x) a one-to-one ratio between the number of Class A Common Units owned, directly or indirectly, by the Corporation and the number of outstanding shares of Class A Common Stock or (y) a one-to-one ratio between the number of Class A Common Units owned by Members (other than the Corporation and its Subsidiaries) and the number of outstanding shares of Class B Common Stock, in each case, unless such action is necessary to maintain at all times a one-to-one ratio between either the number of Class A Common Units owned, directly or indirectly, by the Corporation and the number of outstanding shares of Class A Common Stock or the number of Class A Common Units owned by Members (other than the Corporation and its Subsidiaries) and the number of outstanding shares of Class B Common Stock as contemplated by the first sentence of this Section 3.04(a).

(b) The Company shall only be permitted to issue additional Class A Common Units, and/or establish other classes or series of Units or other Equity Securities in the Company to the Persons and on the terms and conditions provided for in Section 3.02, this Section 3.04, Section 3.10 and Section 3.11. Subject to the foregoing, the Manager may cause the Company to issue additional Class A Common Units authorized under this Agreement and/or establish other classes or series of Units or other Equity Securities in the Company at such times and upon such terms as the Manager shall determine and the Manager shall amend this Agreement as necessary in connection with the issuance of additional Class A Common Units and admission of additional Members under this Section 3.04 without the requirement of any consent or acknowledgement of any other Member, notwithstanding any other provision of this Agreement (including Section 15.03).

Section 3.05 Repurchase or Redemption of shares of Class A Common Stock. Except as otherwise determined by the Manager in connection with the use of cash or other assets held by the Corporation, if at any time, any shares of Class A Common Stock are repurchased or redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by the Corporation for cash, then the Manager shall cause the Company, immediately prior to such repurchase or redemption of Class A Common Stock, to redeem a corresponding number of Class A Common Units held (directly or indirectly) by the Corporation, at an aggregate redemption price equal to the aggregate purchase or redemption price of the shares of Class A Common Stock being repurchased or redeemed by the Corporation (plus any expenses related thereto) and upon such other terms as are the same for the shares of Class A Common Stock being repurchased or redeemed by the Corporation; provided, if the Corporation uses funds received from distributions from the Company or the net proceeds from an issuance of Class A Common Stock to fund such repurchase or redemption, then the Company shall cancel a corresponding number of Class A Common Units held (directly or indirectly) by the Corporation for no consideration. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make any repurchase or redemption if such repurchase or redemption would violate any applicable Law.

Section 3.06 Certificates Representing Units; Lost, Stolen or Destroyed Certificates; Registration and Transfer of Units.

(a) Units shall not be certificated unless otherwise determined by the Manager. If the Manager determines that one or more Units shall be certificated, each such certificate shall be signed by or in the name of the Company, by the Chief Executive Officer, Chief Financial Officer, General Counsel, Secretary or any other officer designated by the Manager, representing the number of Units held by such holder. Such certificate shall be in such form (and shall contain such legends) as the Manager may determine. Any or all of such signatures on any certificate representing one or more Units may be a facsimile, engraved or printed, to the extent permitted by applicable Law. No Units shall be treated as a “security” within the meaning of Article 8 of the Uniform Commercial Code of the State of Delaware (and the Uniform Commercial Code of any other applicable jurisdiction) unless all Units then outstanding are certificated; notwithstanding anything to the contrary herein, including Section 15.03, the Manager is authorized to amend this Agreement in order for the Company to opt-in to the provisions of Article 8 of the Uniform Commercial Code of the State of Delaware (and the Uniform Commercial Code of any other applicable jurisdiction) without the consent or approval of any Member of any other Person.

(b) If Units are certificated, the Manager may direct that a new certificate representing one or more Units be issued in place of any certificate theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon delivery to the Manager of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Manager may require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

(c) To the extent Units are certificated, upon surrender to the Company or the transfer agent of the Company, if any, of a certificate for one or more Units, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, in compliance with the provisions hereof, the Company shall issue a new certificate representing one or more Units to the Person entitled thereto, cancel the old certificate and record the transaction upon its books. Subject to the provisions of this Agreement, the Manager may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, Transfer and registration of Units.

Section 3.07 Negative Capital Accounts. No Member shall be required to pay to any other Member or the Company any deficit or negative balance which may exist from time to time in such Member’s Capital Account (including upon and after dissolution of the Company).

Section 3.08 No Withdrawal. No Person shall be entitled to withdraw any part of such Person’s Capital Contribution or Capital Account or to receive any Distribution from the Company, except as expressly provided in this Agreement.

Section 3.09 Loans From Members. Loans by Members to the Company shall not be considered Capital Contributions. Subject to the provisions of Section 3.01(c), the amount of any such advances shall be a debt of the Company to such Member and shall be payable or collectible in accordance with the terms and conditions upon which such advances are made.

Section 3.10 Equity Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain the Corporation from adopting, modifying or terminating an Equity Plan or from issuing shares of Class A Common Stock pursuant to any such plans. The Corporation may implement such Equity Plans and any actions taken under such Equity Plans (such as the grant or exercise of options to acquire shares of Class A Common Stock, or the issuance of Unvested Corporate Shares), whether taken with respect to or by an employee or other service provider of the Corporation, the Company or its Subsidiaries, in a manner determined by the Corporation, in accordance with the initial implementation guidelines attached to this Agreement as Exhibit C, which may be amended by the Corporation from time to time. The Manager may amend this Agreement (including Exhibit C) as necessary or advisable in its sole discretion in connection with the adoption, implementation, modification or termination of an Equity Plan, without the consent of any other Member, notwithstanding any other provision of this Agreement (including Section 15.03). In the event of such an amendment by the Manager, the Company will provide notice of such amendment to the Members. The Company is expressly authorized to issue Units (i) in accordance with the terms of any such Equity Plan, or (ii) in an amount equal to the number of shares of Class A Common Stock issued pursuant to any such Equity Plan, without any further act, approval or vote of any Member or any other Persons. Dividend Reinvestment Plan, Cash Option Purchase Plan, Stock Incentive Plan or Other Plan. Except as may otherwise be provided in this Article III, all amounts received or deemed received by the Corporation in respect of any dividend reinvestment plan, cash option purchase plan, stock incentive or other stock or subscription plan or agreement, either (a) shall be utilized by the Corporation to effect open market purchases of shares of Class A Common Stock, or (b) if the Corporation elects instead to issue new shares of Class A Common Stock with respect to such amounts, shall be contributed by the Corporation to the Company in exchange for additional Class A Common Units. Upon such contribution, the Company will issue to the Corporation a number of Class A Common Units equal to the number of new shares of Class A Common Stock so issued.

Section 3.12 Unvested Class A Common Units. In the event that the vesting conditions applicable to any Class A Common Units issued to any Member in accordance with any applicable Equity Plan or individual award agreement or otherwise become incapable of being satisfied or if the Member forfeits or surrenders such Class A Common Units back to the Company (the “Forfeited Class A Common Units”)whether on account of the applicable Member’s employment with the Company and/or the Corporation or its Subsidiaries being terminated or otherwise, effective as of the date of such forfeiture or surrender:

(a) the Member shall Transfer and surrender, free and clear of all liens and encumbrances (i) the Forfeited Class A Common Units (including any certificates representing the Forfeited Class A Common Units if they are certificated), and (ii) a number of shares of Class B Common Stock (together with any Corresponding Rights) equal to the number of Forfeited Class A Common Units to the Corporation, to the extent applicable;

(b) the Company shall (i) cancel the Forfeited Class A Common Units, and (ii) if the forfeited Class A Common Units are certificated, issue to the Member a certificate for a number of Class A Common Units equal to the difference (if any) between the number of Class A Common Units evidenced by the certificate surrendered by the Member pursuant to Section 3.12(a) and the Forfeited Class A Common Units;

(c) the Corporation shall cancel and retire for no consideration the shares of Class B Common Stock (together with any Corresponding Rights) that were Transferred to the Corporation pursuant to Section 3.12(a) above; and

(d) such Forfeited Class A Common Units shall no longer be included in determining the Class A Common Units entitled to receive distributions pursuant to Article IV, and the applicable Member shall have no further rights under this Agreement with respect to such Forfeited Class A Common Units.

ARTICLE IV.

DISTRIBUTIONS

Section 4.01 Distributions.

(a) Distributable Cash; Other Distributions. To the extent permitted by applicable Law and hereunder, Distributions to Members may be declared by the Manager out of Distributable Cash or other funds or property legally available therefor in such amounts, at such time and on such terms (including the payment dates of such Distributions) as the Manager in its sole discretion shall determine using such record date as the Manager may designate. All Distributions made under this Section 4.01 shall be made to the Members as of the close of business on such record date on a pro rata basis in accordance with each Member’s Percentage Interest (other than, for the avoidance of doubt, any distributions made pursuant to Section 4.01(b)(v)) as of the close of business on such record date; provided, however, that the Manager shall have the obligation to make Distributions as set forth in Sections 4.01(b) and 14.02; provided, further, that notwithstanding any other provision herein to the contrary, no Distributions shall be made to any Member to the extent such Distribution would render the Company insolvent or violate the Delaware Act or any other applicable Law. For purposes of the foregoing sentence, insolvency means the inability of the Company to meet its payment obligations when due. In furtherance of the foregoing, it is intended that the Manager shall, to the extent permitted by applicable Law and hereunder, have the right in its sole discretion to make Distributions of Distributable Cash to the Members pursuant to this Section 4.01(a) in such amounts as shall enable the Corporation to meet its obligations, including its obligations pursuant to the Tax Receivable Agreement (to the extent such obligations are not otherwise able to be satisfied as a result of Tax Distributions required to be made pursuant to Section 4.01(b)). Notwithstanding anything to the contrary in this Section 4.01(a), (i) the Company shall not make a distribution (other than Tax Distributions under Section 4.01(b)) to any Member in respect of any Class A Common Units which remain subject to vesting conditions in accordance with any applicable Equity Plan or individual award agreement and (ii) with respect to any amounts that would otherwise have been distributed to a Member but for the preceding clause (i), such amount shall be held in trust by the Company for the benefit of such Member unless and until such time as such Class A Common Units have vested in accordance with the applicable Equity Plan or individual award agreement, and within five (5) Business Days of such time, the Company shall distribute such amounts to such Member.

(b) Tax Distributions.

(i) With respect to each Fiscal Year, the Company shall, to the extent permitted by applicable Law, make cash distributions (“Tax Distributions”) to each Member in accordance with, and to the extent of, such Member’s Assumed Tax Liability. Tax Distributions pursuant to this Section 4.01(b)(i) shall be estimated by the Company on a quarterly basis and, to the extent feasible, shall be distributed to the Members (together with a statement showing the calculation of such Tax Distribution and an estimate of the

Company’s net taxable income allocable to each Member for such period) on a quarterly basis before April 15th, June 15th, September 15th and January 15th (or such other dates for which individuals are required to make quarterly estimated tax payments for U.S. federal income tax purposes) (each, a “Quarterly Tax Distribution”); provided, that the foregoing shall not restrict the Company from making a Tax Distribution on any other date. Quarterly Tax Distributions shall take into account the estimated taxable income or loss of the Company for the Fiscal Year through the end of the relevant quarterly period. A final accounting for Tax Distributions shall be made for each Fiscal Year after the allocation of the Company’s actual net taxable income or loss has been determined and any shortfall in the amount of Tax Distributions a Member received for such Fiscal Year based on such final accounting shall promptly be distributed to such Member. For the avoidance of doubt, any excess Tax Distributions a Member receives with respect to any Fiscal Year shall reduce future Tax Distributions otherwise required to be made to such Member with respect to any subsequent Fiscal Year.

(ii) To the extent a Member otherwise would be entitled to receive less than its Percentage Interest of the aggregate Tax Distributions to be paid pursuant to this Section 4.01(b) (other than any Distributions made pursuant to Section 4.01(b)(v)) on any given date, the Tax Distributions to such Member shall be increased to ensure that all Distributions made pursuant to this Section 4.01(b) are made pro rata in accordance with the Members’ respective Percentage Interests. If, on the date of a Tax Distribution, there are insufficient funds on hand to distribute to the Members the full amount of the Tax Distributions to which such Members are otherwise entitled, Distributions pursuant to this Section 4.01(b) shall be made to the Members to the extent of available funds in accordance with their Percentage Interests and the Company shall make future Tax Distributions as soon as funds become available sufficient to pay the remaining portion of the Tax Distributions to which such Members are otherwise entitled.

(iii) In the event of any audit by, or similar event with, a taxing authority that affects the calculation of any Member’s Assumed Tax Liability for any Taxable Year (other than an audit conducted pursuant to the Revised Partnership Audit Provisions for which no election is made pursuant to Section 6226 thereof and the Treasury Regulations promulgated thereunder), or in the event the Company files an amended tax return, each Member’s Assumed Tax Liability with respect to such year shall be recalculated by giving effect to such event (for the avoidance of doubt, taking into account interest or penalties). Any shortfall in the amount of Tax Distributions the Members and former Members received for the relevant Taxable Years based on such recalculated Assumed Tax Liability promptly shall be distributed to such Members and the successors of such former Members, except, for the avoidance of doubt, to the extent Distributions were made to such Members and former Members pursuant to Section 4.01(a) and this Section 4.01(b) in the relevant Taxable Years sufficient to cover such shortfall.

(iv) Notwithstanding the foregoing, Tax Distributions pursuant to this Section 4.01(b) (other than, for the avoidance of doubt, any Distributions made pursuant to Section 4.01(b)(v)), if any, shall be made to a Member only to the extent all previous Tax Distributions to such Member pursuant to Section 4.01(b) with respect to the Fiscal Year are less than the Tax Distributions such Member otherwise would have been entitled to receive with respect to such Fiscal Year pursuant to this Section 4.01(b).

(v) Notwithstanding the foregoing and anything to the contrary in this Agreement, a final accounting for distributions under Section 5.1(a) of the Initial LLC Agreement in respect of the taxable income of the Company for Fiscal Years (or portions thereof) of the Company that ends on or prior to the Effective Date shall be made by the Company following the closing date of the IPO and, based on such final accounting, the Company shall make a distribution to the Pre-IPO Members (or in the case of any Pre-IPO Member that no longer exists, the successor of such Pre-IPO Member) in accordance with the applicable terms of the Initial LLC Agreement to the extent of any shortfall in the amount of distributions the Pre-IPO Members received prior to the Effective Date under Section 5.1(a) of the Initial LLC Agreement with respect to taxable income of the Company for such portion of such Fiscal Year that will be allocated to the Pre-IPO Members pursuant to Section 706 of the Code. For the avoidance of doubt, the amount of distributions to be made pursuant to this Section 4.01(b)(v) shall be calculated pursuant to Section 5.1(a) of the Initial LLC Agreement.

ARTICLE V.

CAPITAL ACCOUNTS; ALLOCATIONS; TAX MATTERS

Section 5.01 Capital Accounts.

(a) The Company shall maintain a separate Capital Account for each Member according to the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). For this purpose, the Company may (in the discretion of the Manager), upon the occurrence of the events specified in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), increase or decrease the Capital Accounts in accordance with the rules of such Treasury Regulation and Treasury Regulation Section 1.704-1(b)(2)(iv)(g) to reflect a revaluation of the Company’s property.

(b) For purposes of computing the amount of any item of income, gain, loss or deduction with respect to the Company to be allocated pursuant to this Article V and to be reflected in the Capital Accounts of the Members, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for U.S. federal income tax purposes (including any method of depreciation, cost recovery or amortization used for this purpose); provided, however, that:

(i) The computation of all items of income, gain, loss and deduction shall include those items described in Code Section 705(a)(l)(B) or Code Section 705(a)(2)(B) and Treasury Regulation Section 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includible in gross income or are not deductible for U.S. federal income tax purposes.

(ii) If the Book Value of any property of the Company is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(e) or (f), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property.

(iii) Items of income, gain, loss or deduction attributable to the disposition of property of the Company having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the Book Value of such property.

(iv) Items of depreciation, amortization and other cost recovery deductions with respect to property of the Company having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the property’s Book Value in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

(v) To the extent an adjustment to the adjusted tax basis of any asset of the Company pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).

Section 5.02 Allocations. Except as otherwise provided in Section 5.03 and Section 5.04, Net Profits and Net Losses for any Fiscal Year or Fiscal Period shall be allocated among the Capital Accounts of the Members pro rata in accordance with their respective Percentage Interests, assuming that any Class A Common Units which are subject to vesting conditions in accordance with any applicable Equity Plan or individual award agreement are fully vested, in such a manner that, after adjusting for all Capital Contributions and Distributions through the end of such Fiscal Year or other Fiscal Period, the Capital Account balance of each Member, immediately after making such allocation, is as nearly as possible equal to (a) the amount such Member would receive pursuant to Section 14.02(c) if all of the assets of the Company on hand at the end of such Fiscal Year or other Fiscal Period were sold for cash equal to their Book Values, all liabilities of the Partnership were satisfied in cash in accordance with their terms (limited with respect to each nonrecourse liability to the Book Value of the assets securing such liability), and all remaining or resulting cash were distributed, in accordance with Section 14.02(c), to the Members, minus (b) such Member’s share of Minimum Gain and Member Minimum Gain, computed immediately prior to the hypothetical sale of assets, and the amount any such Member is treated as obligated to contribute to the Company, computed immediately after the hypothetical sale of assets. Notwithstanding any contrary provision in this Agreement, the Manager shall make appropriate adjustments to allocations of Net Profits and Net Losses to (or, if necessary, allocate items of gross income, gain, loss or deduction of the Company among) the Members such that, to the maximum extent possible, the Capital Accounts of the Members are proportionate to their Percentage Interests, assuming that any Class A Common Units which are subject to vesting conditions in accordance with any applicable Equity Plan or individual award agreement are fully vested. In each case, such adjustments or allocations shall occur, to the maximum extent possible, in the Fiscal Year or other Fiscal Period of the event requiring such adjustments or allocations.

Section 5.03 Regulatory Allocations.

(a) Losses attributable to partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). If there is a net decrease during a Taxable Year in Member Minimum Gain, Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) shall be allocated to the

Members in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(i)(4).

(b) Nonrecourse deductions (as determined according to Treasury Regulation Section 1.704-2(b)(1)) for any Taxable Year shall be allocated pro rata among the Members in accordance with their Percentage Interests. Except as otherwise provided in Section 5.03(a), if there is a net decrease in the Minimum Gain during any Taxable Year, each Member shall be allocated Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(f). This Section 5.03(b) is intended to be a minimum gain chargeback provision that complies with the requirements of Treasury Regulation Section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

(c) If any Member that unexpectedly receives an adjustment, allocation or Distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) has an Adjusted Capital Account Deficit as of the end of any Taxable Year, computed after the application of Sections 5.03(a) and 5.03(b) but before the application of any other provision of this Article V, then Profits for such Taxable Year shall be allocated to such Member in proportion to, and to the extent of, such Adjusted Capital Account Deficit. This Section 5.03(c) is intended to be a qualified income offset provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

(d) If the allocation of Net Losses to a Member as provided in Section 5.02 would create or increase an Adjusted Capital Account Deficit, there shall be allocated to such Member only that amount of Losses as will not create or increase an Adjusted Capital Account Deficit. The Net Losses that would, absent the application of the preceding sentence, otherwise be allocated to such Member shall be allocated to the other Members in accordance with their relative Percentage Interests, subject to this Section 5.03(d).

(e) Profits and Losses described in Section 5.01(b)(v) shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(j), (k) and (m).

(f) The allocations set forth in Section 5.03(a) through and including Section 5.03(e) (the “Regulatory Allocations”) are intended to comply with certain requirements of Sections 1.704-1(b) and 1.704-2 of the Treasury Regulations. The Regulatory Allocations may not be consistent with the manner in which the Members intend to allocate Profit and Loss of the Company or make Distributions. Accordingly, notwithstanding the other provisions of this Article V, but subject to the Regulatory Allocations, income, gain, deduction and loss with respect to the Company shall be reallocated among the Members so as to eliminate the effect of the Regulatory Allocations and thereby cause the respective Capital Accounts of the Members to be in the amounts (or as close thereto as possible) they would have been if Profit and Loss (and such other items of income, gain, deduction and loss) had been allocated without reference to the Regulatory Allocations. In general, the Members anticipate that this will be accomplished by specially allocating other Profit and Loss (and such other items of income, gain, deduction and loss) among the Members so that the net amount of the Regulatory Allocations and such special allocations to each such Member is zero. In addition, if in any Fiscal Year or Fiscal Period there is a decrease in Minimum Gain, or in Member Minimum Gain, and application of the minimum gain chargeback requirements set forth in Section 5.03(a) or Section 5.03(b) would cause a distortion in the economic arrangement among the Members, the Members may, if they do not expect that the Company will have sufficient other income to correct such distortion, request the Internal Revenue Service to waive either or both of such minimum gain chargeback requirements. If such request is granted, this Agreement shall be applied in such instance as if it did not contain such minimum gain chargeback requirement.

Section 5.04 Final Allocations.

(a) Notwithstanding any contrary provision in this Agreement except Section 5.03, the Manager shall make appropriate adjustments to allocations of Profits and Losses to (or, if necessary, allocate items of gross income, gain, loss or deduction of the Company among) the Members upon the liquidation of the Company (within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations), the transfer of substantially all the Units (whether by sale or exchange or merger) or sale of all or substantially all the assets of the Company, such that, to the maximum extent possible, the Capital Accounts of the Members are proportionate to their Percentage Interests. In each case, such adjustments or allocations shall occur, to the maximum extent possible, in the Fiscal Year of the event requiring such adjustments or allocations.

(b) If any holder of Class A Common Units which are subject to vesting conditions forfeits or surrenders (or the Company has repurchased at less than fair market value) all or a portion of such holder’s unvested Class A Common Units, the Company shall make forfeiture allocations in respect of such unvested Class A Common Units in the manner and to the extent required by Proposed Treasury Regulations Section 1.704-1(b)(4)(xii) (as such Proposed Treasury Regulations may be amended or modified, including upon the issuance of temporary or final Treasury Regulations).

Section 5.05 Tax Allocations.

(a) The income, gains, losses, deductions and credits of the Company will be allocated, for federal, state and local income tax purposes, among the Members in accordance with the allocation of such income, gains, losses, deductions and credits among the Members for computing their Capital Accounts; provided that if any such allocation is not permitted by the Code or other applicable Law, the Company’s subsequent income, gains, losses, deductions and credits will be allocated among the Members so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

(b) Items of taxable income, gain, loss and deduction of the Company with respect to any property contributed to the capital of the Company shall be allocated among the Members in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value using the traditional method set forth in Treasury Regulations Section 1.704-3(b), unless otherwise determined and agreed to among the Company and the Members.

(c) If the Book Value of any asset of the Company is adjusted pursuant to Section 5.01(b), including adjustments to the Book Value of any asset of the Company in connection with the execution of this Agreement, subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value using the traditional method set forth in Treasury Regulations Section 1.704-3(b).

(d) Allocations of tax credits, tax credit recapture, and any items related thereto shall be allocated to the Members as determined by the Manager taking into account the principles of Treasury Regulation Section 1.704-1(b)(4)(ii).

(e) For purposes of determining a Member’s share of the Company’s “excess nonrecourse liabilities” within the meaning of Treasury Regulation Section 1.752-3(a)(3), each Member’s interest in income and gain shall be determined pursuant to any proper method, as reasonably determined by the Manager; provided, that each year the Manager shall use its reasonable best efforts (using in all instances any proper method, including without limitation the “additional method” described in Treasury Regulation Section 1.752-3(a)(3)) to allocate a sufficient amount of the excess nonrecourse liabilities to those Members who would have at the end of the applicable Taxable Year, but for such allocation, taxable income due to the deemed distribution of money to such Member pursuant to Section 752(b) of the Code that is in excess of such Member’s adjusted tax basis in its Units.

(f) In the event any Class A Common Units issued pursuant to Section 3.10, are subsequently forfeited, the Company may make forfeiture allocations with respect to such Class A Common Units in the Taxable Year of such forfeiture in accordance with the principles of proposed Treasury Regulations Section 1.704-1(b)(4)(xii)(c), taking into account any amendments thereto and any temporary or final Treasury Regulations issued pursuant thereto.

(g) Allocations pursuant to this Section 5.05 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Profits, Losses, Distributions or other items of the Company pursuant to any provision of this Agreement.

Section 5.06 Indemnification and Reimbursement for Payments on Behalf of a Member. If the Company is obligated to pay any amount to a Governmental Entity (or otherwise makes a payment to a Governmental Entity) that is specifically attributable to a Member or a Member’s status as such (including federal income taxes, additions to tax, interest and penalties as a result of obligations of the Company pursuant to the Revised Partnership Audit Provisions, federal withholding taxes, state personal property taxes and state unincorporated business taxes, but excluding payments such as payroll taxes, withholding taxes, benefits or professional association fees and the like required to be made or made voluntarily by the Company on behalf of any Member based upon such Member’s status as an employee of the Company), then such Member shall indemnify the Company in full for the entire amount paid (including interest, penalties and related expenses). The Manager may offset Distributions to which a Member is otherwise entitled under this Agreement against such Member’s obligation to indemnify the Company under this Section 5.06. In addition, notwithstanding anything to the contrary, each Member agrees that any Cash Settlement such Member is entitled to receive pursuant to Article XI may be offset by an amount equal to such Member’s obligation to indemnify the Company under this Section 5.06 and that such Member shall be treated as receiving the full amount of such Cash Settlement and paying to the Company an amount equal to such obligation. A Member’s obligation to make payments to the Company under this Section 5.06 shall survive the transfer or termination of any Member’s interest in any Units of the Company, the termination of this Agreement and the dissolution, liquidation, winding up and termination of the Company. In the event that the Company has been terminated prior to the date such payment is due, such Member shall make such payment to the Manager (or its designee), which shall distribute such funds in accordance with this Agreement. The Company may pursue and enforce all rights and remedies it may have against each Member under this Section 5.06, including instituting a lawsuit to collect such contribution with interest calculated at a rate per annum equal to the sum of the Base Rate plus 300 basis points (but not in excess of the highest rate per annum permitted by Law). Each Member hereby agrees to furnish to the Company such information and forms as required or reasonably requested in order to comply with any Laws and regulations governing withholding of tax or in order to claim any reduced rate of, or exemption from, withholding to which the Member is legally entitled. The Company may withhold any amount that it determines is required to be withheld from any amount otherwise payable to any Member hereunder, and any such withheld amount shall be deemed to have been paid to such Member for purposes of this Agreement.

ARTICLE VI.

MANAGEMENT

Section 6.01 Authority of Manager; Officer Delegation.

(a) Except for situations in which the approval of any Member(s) is specifically required by this Agreement, (i) all management powers over the business and affairs of the Company shall be exclusively vested in the Member selected by the Class B Common Unitholders holding a majority of the Class B Common Units as the sole managing member of the Company (such Member, in such capacity, the “Manager”), (ii) the Manager shall conduct, direct and exercise full control over all activities of the Company and (iii) no Member, in its capacity as such, shall have any right, authority or power to vote, consent or approve any matter, whether under the Delaware Act, this Agreement or otherwise. The Manager shall be the “manager” of the Company within the meaning of Section 18-101(12) of the Delaware Act. Except as otherwise expressly provided for herein and subject to the other provisions of this Agreement, the Members hereby consent to the exercise by the Manager of all such powers and rights conferred on the Members by the Delaware Act with respect to the management and control of the Company. Any vacancies in the position of Manager shall be filled in accordance with Section 6.04.

(b) Without limiting the authority of the Manager to act on behalf of the Company, the day-to-day business and operations of the Company shall be overseen and implemented by officers of the Company (each, an “Officer” and collectively, the “Officers”), subject to the limitations imposed by the Manager. An Officer may, but need not, be a Member. Each Officer shall be appointed by the Manager and shall hold office until his or her successor shall be duly designated and shall qualify or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided. Any one Person may hold more than one office. Subject to the other provisions of this Agreement (including in Section 6.07 below), the salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Manager. The authority and responsibility of the Officers shall be limited to such duties as the Manager may, from time to time, delegate to them. Unless the Manager decides otherwise, if the title is one commonly used for officers of a business corporation formed under the General Corporation Law of the State of Delaware, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. All Officers shall be, and shall be deemed to be, officers and employees of the Company. An Officer may also perform one or more roles as an officer of the Manager. Any Officer may be removed at any time, with or without cause, by the Manager.

(c) Subject to the other provisions of this Agreement, the Manager shall have the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company) or the merger, consolidation, conversion, division, reorganization or other combination of the Company with or into another entity, for the avoidance of doubt, without the prior consent of any Member or any other Person being required.

Section 6.02 Actions of the Manager. The Manager may act through any Officer or through any other Person or Persons to whom authority and duties have been delegated pursuant to Section 6.07.

Section 6.03 Resignation; No Removal. The Manager may resign at any time by giving written notice to the Members. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Members, and the acceptance of the resignation shall not be necessary to make it effective. The Manager may be removed with the written approval of the Class B Common Unitholders holding a majority of the Class B Common Units.

Section 6.04 Vacancies. Vacancies in the position of Manager occurring for any reason shall be filled by the Member selected by the Class B Common Unitholders holding a majority of the Class B Common Units.

Section 6.05 Transactions Between the Company and the Manager. The Manager may cause the Company to contract and deal with the Manager, or any Affiliate of the Manager, provided, that such contracts and dealings (other than contracts and dealings between the Company and its Subsidiaries) are on terms comparable to and competitive with those available to the Company from others dealing at arm’s length or are approved by the Members and otherwise are permitted by the Credit Agreements; provided that the foregoing shall in no way limit the Manager’s rights under Sections 3.02, 3.04, 3.05 or 3.10. The Members hereby approve each of the contracts or agreements between or among the Manager, the Company and their respective Affiliates entered into on or prior to the date of this Agreement in accordance with the Initial LLC Agreement or that the board of managers of the Company or the Corporate Board has approved in connection with the Recapitalization or the IPO as of the date of this Agreement, including, but not limited to, the IPO Class A Common Unit Subscription Agreement.

Section 6.06 Reimbursement for Expenses. The Manager shall not be compensated for its services as Manager of the Company except as expressly provided in this Agreement. The Members acknowledge and agree that, upon consummation of the IPO, the Manager’s Class A Common Stock will be publicly traded and, therefore, the Manager will have access to the public capital markets and that such status and the services performed by the Manager will inure to the benefit of the Company and all Members; therefore, the Manager shall be reimbursed by the Company for any reasonable out-of-pocket expenses incurred on behalf of the Company, including without limitation all fees, expenses and costs associated with the IPO and all fees, expenses and costs of being a public company (including without limitation public reporting obligations, proxy statements, stockholder meetings, Stock Exchange fees, transfer agent fees, legal fees, SEC and FINRA filing fees and offering expenses) and maintaining its corporate existence. To the extent practicable, expenses incurred by the Manager on behalf of or for the benefit of the Company shall be billed directly to and paid by the Company and, if and to the extent any reimbursements to the Manager or any of its Affiliates by the Company pursuant to this Section 6.06 constitute gross income to such Person (as opposed to the repayment of advances made by such Person on behalf of the Company), such amounts shall be treated as “guaranteed payments” within the meaning of Code Section 707(c) and shall not be treated as distributions for purposes of computing the Members’ Capital Accounts. Notwithstanding the foregoing, the Company shall not bear any income tax obligations of the Manager or any payments made pursuant to the Tax Receivable Agreement.

Section 6.07 Delegation of Authority. The Manager (a) may, from time to time, delegate to one or more Persons such authority and duties as the Manager may deem advisable, and (b) may assign titles (including, without limitation, chief executive officer, president, chief financial officer, chief operating officer, general counsel, senior vice president, vice president, secretary, assistant secretary, treasurer or assistant treasurer) and delegate certain authority and duties to such Persons which may be amended, restated or otherwise modified from time to time. Any number of titles may be held by the same individual. The salaries or other compensation, if any, of such agents of the Company shall be fixed from time to time by the Manager, subject to the other provisions in this Agreement.

Section 6.08 Limitation of Liability of Manager.

(a) Except as otherwise provided herein or in an agreement entered into by such Person and the Company, to the fullest extent permitted by applicable Law, neither the Manager nor any of the Manager’s Affiliates or Manager’s officers, employees or other agents shall be liable to the Company, to any Member that is not the Manager or to any other Person bound by this Agreement for any act or omission performed or omitted by the Manager in its capacity as the sole manager of the Company pursuant to authority granted to the Manager by this Agreement; provided, however, that, except as otherwise provided herein, such limitation of liability shall not apply to the extent the act or omission was attributable to the Manager’s willful misconduct or knowing violation of Law or for any present or future material breaches of any representations, warranties or covenants by the Manager or its Affiliates contained herein or in the Other Agreements with the Company. The Manager may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and, to the fullest extent permitted by applicable Law, shall not be responsible for any misconduct or negligence on the part of any such agent (so long as such agent was selected in good faith and with reasonable care). The Manager shall be entitled to rely upon the advice of legal counsel, independent public accountants and other experts, including financial advisors, and any act of or failure to act by the Manager in good faith reliance on such advice shall in no event subject the Manager to liability to the Company or any Member that is not the Manager.

(b) To the fullest extent permitted by applicable Law, whenever this Agreement or any other agreement contemplated herein provides that the Manager shall act in a manner which is, or provide terms which are, “fair and reasonable” to the Company or any Member that is not the Manager or on terms comparable to and competitive with those available to the Company from others dealing at arm’s length, the Manager shall determine such appropriate action or provide such terms considering, in each case, the relative interests of each party to such agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable United States generally accepted accounting practices or principles, notwithstanding any other provision of this Agreement or in any agreement contemplated herein or applicable provisions of Law or equity or otherwise.

(c) To the fullest extent permitted by applicable Law and notwithstanding any other provision of this Agreement or in any agreement contemplated herein or applicable provisions of Law or equity or otherwise, whenever in this Agreement or any other agreement contemplated herein, the Manager is permitted or required to take any action or to make a decision in its “sole discretion” or “discretion,” with “complete discretion” or under a grant of similar authority or latitude, the Manager shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Company, other Members or any other Person.

(d) To the fullest extent permitted by applicable Law and notwithstanding any other provision of this Agreement or in any agreement contemplated herein or applicable provisions of law or equity or otherwise, whenever in this Agreement the Manager is permitted or required to take any action or to make a decision in its “good faith” or under another express standard, the Manager shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein, notwithstanding any provision of this Agreement or duty otherwise, existing at Law or in equity, and, notwithstanding anything contained herein to the contrary, so long as the Manager acts in good faith or in accordance with such other express standard, the resolution, action or terms so made, taken or provided by the Manager shall not constitute a breach of this Agreement or impose liability upon the Manager or any of the Manager’s Affiliates and shall be deemed approved by all Members.

Section 6.09 Investment Company Act. The Manager shall use its best efforts to ensure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act.

ARTICLE VII.

RIGHTS AND OBLIGATIONS OF MEMBERS AND MANAGER

Section 7.01 Limitation of Liability and Duties of Members.

(a) Except as provided in this Agreement or in the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company and no Member or Manager shall be obligated personally for any such debts, obligations, contracts or liabilities of the Company solely by reason of being a Member or the Manager (except to the extent and under the circumstances set forth in any non-waivable provision of the Delaware Act). Notwithstanding anything contained herein to the contrary, to the fullest extent permitted by applicable Law, the failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business and affairs under this Agreement or the Delaware Act shall not be grounds for imposing personal liability on the Members for liabilities of the Company.

(b) In accordance with the Delaware Act and any applicable Law, a Member may, under certain circumstances, be required to return amounts previously distributed to such Member. It is the intent of the Members that no Distribution to any Member pursuant to Articles IV or XIV shall, to the fullest extent permitted by law, be deemed a return of money or other property paid or distributed in violation of the Delaware Act. The payment of any such money or Distribution of any such property to a Member shall be deemed to be a compromise within the meaning of Section 18-502(b) of the Delaware Act, and, to the fullest extent permitted by Law, any Member receiving any such money or property shall not be required to return any such money or property to the Company or any other Person, unless such distribution was made by the Company to its Members in clerical error. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to make any such payment, such obligation shall be the obligation of such Member and not of any other Member.

(c) To the fullest extent permitted by applicable Law, including Section 18-1101(c) of the Delaware Act, and notwithstanding any other provision of this Agreement (but subject, and without limitation, to Section 6.08 with respect to the Manager) or in any agreement contemplated herein or applicable provisions of Law or equity or otherwise, the parties hereto hereby agree that to the extent that any Member (other than the Manager in its capacity as such) (or any Member’s Affiliate or any manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of any Member or of any Affiliate of a Member) has duties (including fiduciary duties) to the Company, to the Manager, to another Member, to any Person who acquires an interest in a Unit or to any other Person bound by this Agreement, all such duties (including fiduciary duties) are hereby eliminated, to the fullest extent permitted by law, and replaced with the duties or standards expressly set forth herein, if any; provided, however, that the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing. The elimination of duties (including fiduciary duties) to the Company, the Manager, each of the Members, each other Person who acquires an interest in a Unit and each other Person bound by this Agreement and replacement thereof with the duties or standards expressly set forth herein, if any, are approved by the Company, the Manager, each of the Members, each other Person who acquires an interest in a Unit and each other Person bound by this Agreement.

Section 7.02 Lack of Authority. No Member, other than the Manager or a duly appointed Officer, in each case in its capacity as such, has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditure on behalf of the Company. The Members hereby consent to the exercise by the Manager of the powers conferred on them by Law.

Section 7.03 No Right of Partition. No Member, other than the Manager, shall have the right to seek or obtain partition by court decree or operation of Law of any property of the Company, or the right to own or use particular or individual assets of the Company.

Section 7.04 Indemnification.

(a) Subject to Section 5.06, the Company hereby agrees to indemnify and hold harmless any Person (each an “Indemnified Person”) to the fullest extent permitted under applicable Law, as the same now exists or may hereafter be amended, substituted or replaced (but, to the fullest extent permitted by law, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits the Company to provide broader indemnification rights than the Company is providing immediately prior to such amendment), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, excise taxes or penalties) reasonably incurred or suffered by such Person (or one or more of such Person’s Affiliates) by reason of the fact that such Person is or was a Member or an Affiliate thereof (other than as a result of an ownership interest in the Corporation), except in the connection with a dispute with the Company or the Manager, or is or was serving as the Manager or a director, officer, employee or other agent of the Manager, or a director, manager, Officer, employee or other agent of the Company or is or was serving at the request of the Company as a manager, officer, director, principal, member, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise; provided, however, that no Indemnified Person shall be indemnified for any expenses, liabilities and losses suffered that are attributable to such Indemnified Person’s or its Affiliates’ willful misconduct or knowing violation of Law or for any present or future breaches of any representations, warranties or covenants by such Indemnified Person or its Affiliates contained herein or in Other Agreements with the Company. Reasonable expenses, including out-of-pocket attorneys’ fees, incurred by any such Indemnified Person in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Company.

(b) The right to indemnification and the advancement of expenses conferred in this Section 7.04 shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, bylaw, action by the Manager or otherwise.

(c) The Company shall maintain directors’ and officers’ liability insurance, or substantially equivalent insurance, at its expense, to protect any Indemnified Person against any expense, liability or loss described in Section 7.04(a) whether or not the Company would have the power to indemnify such Indemnified Person against such expense, liability or loss under the provisions of this Section 7.04. The Company shall use its commercially reasonable efforts to purchase and maintain property, casualty and liability insurance in types and at levels customary for companies of similar size engaged in similar lines of business, as determined in good faith by the Manager, and the Company shall use its commercially reasonable efforts to purchase directors’ and officers’ liability insurance (including employment practices coverage) with a carrier and in an amount determined necessary or desirable as determined in good faith by the Manager.

(d) The indemnification and advancement of expenses provided for in this Section 7.04 shall be provided out of and to the extent of Company assets only. No Member (unless such Member otherwise agrees in writing or is found in a non-appealable decision by a court of competent jurisdiction to have personal liability on account thereof) shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help satisfy such indemnity of the Company. The Company (i) shall be the primary indemnitor of first resort for such Indemnified Person pursuant to this Section 7.04 and (ii) shall be fully responsible for the advancement of all expenses and the payment of all damages or liabilities with respect to such Indemnified Person which are addressed by this Section 7.04.

(e) If this Section 7.04 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Indemnified Person pursuant to this Section 7.04 to the fullest extent permitted by any applicable portion of this Section 7.04 that shall not have been invalidated and to the fullest extent permitted by applicable Law.

Section 7.05 Inspection Rights. The Company shall permit each Member and each of its designated representatives at such Member’s sole cost and expense to examine the books and records of the Company or any of its Subsidiaries (to the extent such books and records are necessary or essential to the purpose for which they are sought) at the principal office of the Company or such other location as the Manager shall reasonably approve during normal business hours and upon reasonable notice for any purpose reasonably related to such Member’s Units.

ARTICLE VIII.

BOOKS, RECORDS, ACCOUNTING AND REPORTS, AFFIRMATIVE COVENANTS

Section 8.01 Records and Accounting. The Company shall keep, or cause to be kept, appropriate books and records with respect to the Company’s business, including all books and records necessary to provide any information, lists and copies of documents required pursuant to applicable Laws. All matters concerning (a) the determination of the relative amount of allocations and Distributions among the Members pursuant to Articles IV and V and (b) accounting procedures and determinations, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the Manager, whose determination shall be final and conclusive as to all of the Members absent manifest clerical error.

Section 8.02 Fiscal Year. The Fiscal Year of the Company shall end on December 31 of each year or such other date as may be established by the Manager.

ARTICLE IX.

TAX MATTERS

Section 9.01 Preparation of Tax Returns. The Manager shall arrange for the preparation and timely filing of all tax returns required to be filed by the Company. The Manager shall use reasonable efforts to furnish, within one hundred and twenty (120) days of the close of each Taxable Year or as soon as reasonably practicable thereafter, to each Member a completed IRS Schedule K-1 (and any comparable state income tax form) and such other information as is reasonably requested by such Member relating to the Company that is necessary for such Member to comply with its tax reporting obligations. Subject to the terms and conditions of this Agreement and except as otherwise provided in this Agreement, in its capacity as Partnership Representative, the Corporation shall have the authority to prepare the tax returns of the Company using such permissible methods and elections as it determines in its reasonable discretion, including without limitation the use of any permissible method under Section 706 of the Code for purposes of determining the varying Units of its Members.

Section 9.02 Tax Elections. The Taxable Year shall be the Fiscal Year set forth in Section 8.02, unless otherwise required by Section 706 of the Code. The Manager shall cause the Company and certain of its Subsidiaries (as reasonably determined by the Corporation) that is treated as a partnership for U.S. federal income tax purposes to have in effect an election pursuant to Section 754 of the Code (or any similar provisions of applicable state, local or foreign tax Law) for each Taxable Year. The Manager shall take commercially reasonable efforts to cause each Person in which the Company owns a direct or indirect equity interest (other than a Subsidiary) that is so treated as a partnership to have in effect any such election for each Taxable Year. Each Member will upon request supply any information reasonably necessary to give proper effect to any such elections.

Section 9.03 Tax Controversies. The Manager shall cause the Company to take all necessary actions required by Law to designate the Corporation as the “tax matters partner” of the Company within the meaning of Section 6231 of the Code (as in effect prior to repeal of such section pursuant to the Revised Partnership Audit Provisions) with respect any Taxable Year beginning on or before December 31, 2017. The Manager shall further cause the Company to take all necessary actions required by Law to designate the Corporation as the “partnership representative” of the Company as provided in Section 6223(a) of the Code with respect to any Taxable Year of the Company beginning after December 31, 2017, and if the “partnership representative” is an entity, the Corporation is hereby authorized to designate an individual to be the sole individual through which such entity “partnership representative” will act (in such capacities, collectively, the “Partnership Representative”). The Company and the Members shall cooperate fully with each other and shall use reasonable best efforts to cause the Corporation (or its designated individual, as applicable) to become the Partnership Representative with respect to any taxable period of the Company with respect to which the statute of limitations has not yet expired (and causing any tax matters partner, partnership representative or designated individual designated prior to the Effective Date to resign, be revoked or replaced, as applicable), including (as applicable) by filing certifications pursuant to Treasury Regulations Section 301.6231(a)(7)-1(d) and completing IRS Form 8970 or any other form or certificate required pursuant to Treasury Regulation Section 301.6223-1(e)(1). The Partnership Representative shall have the right and obligation to take all actions authorized and required, by the Code for the Partnership Representative and is authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including any resulting administrative and judicial proceedings, and to expend Company funds for professional services reasonably incurred in connection therewith. Each Member agrees to cooperate with the Company and the Partnership Representative and to do or refrain from doing any or all things reasonably requested by the Company or the Partnership Representative with respect to the conduct of such proceedings. Without limiting the generality of the foregoing, with respect to any audit or other proceeding, the Partnership Representative shall be entitled to cause the Company (and any of its Subsidiaries) to make any available elections pursuant to Section 6226 of the Code (and similar provisions of state, local and other Law), and the Members shall cooperate to the extent reasonably requested by the Company in connection therewith. The Company shall reimburse the Partnership Representative for all reasonable out-of-pocket expenses incurred by the Partnership Representative, including reasonable fees of any professional attorneys, in carrying out its duties as the Partnership Representative. The provisions of this Section 9.03 shall survive the transfer or termination of any Member’s interest in any Units of the Company, the termination of this Agreement and the termination of the Company, and shall remain binding on each Member for the period of time necessary to resolve all tax matters relating to the Company, and shall be subject to the provisions of the Tax Receivable Agreement, as applicable.

ARTICLE X.

RESTRICTIONS ON TRANSFER OF UNITS; CERTAIN TRANSACTIONS

Section 10.01 Transfers by Members. No holder of Units shall Transfer any interest in any Units, except Transfers (a) pursuant to and in accordance with Sections 10.02 and 10.09 or (b) approved in advance and in writing by the Manager, in the case of Transfers by any Member other than the Manager, or (c) in the case of Transfers by the Manager, to any Person who succeeds to the Manager in accordance with Section 6.04. Notwithstanding the foregoing, “Transfer” shall not include any indirect Transfer of Units held by the Manager by virtue of any Transfer of Equity Securities in the Corporation.

Section 10.02 Permitted Transfers. The restrictions contained in Section 10.01 shall not apply to any of the following Transfers (each, a “Permitted Transfer” and each transferee, a “Permitted Transferee”), but, for the avoidance of doubt, the provisions of Section 10.07 shall apply to the Transfers described in the following clause (ii): (i)(A) a Transfer pursuant to a Redemption or Direct Exchange in accordance with Article XI hereof or (B) a Transfer by a Member to the Corporation or any of its Subsidiaries, or (ii) (A) with respect to the Members as of the date of the closing of the IPO, a Transfer to such Member’s equity owners or (B) with the approval in advance and in writing by the Manager, a Transfer to an Affiliate of such Member; provided, however, that (x) the restrictions contained in this Agreement will continue to apply to Units after any Permitted Transfer of such Units, and (y) in the case of the foregoing clause (ii), the Permitted Transferees of the Units so Transferred shall agree in writing to be bound by the provisions of this Agreement, and prior to such Transfer the transferor will deliver a written notice to the Company and the Members, which notice will disclose in reasonable detail the identity of the proposed Permitted Transferee. In the case of a Permitted Transfer of any Class A Common Units by any Member that is authorized to hold Class B Common Stock in accordance with the Corporation’s certificate of incorporation to a Permitted Transferee in accordance with this Section 10.02, such Member (or any subsequent Permitted Transferee of such Member) shall also transfer a number of shares of Class B Common Stock equal to the number of Class A Common Units that were transferred by such Member (or subsequent Permitted Transferee) in the transaction to such Permitted Transferee. All Permitted Transfers are subject to the additional limitations set forth in Section 10.07(b).

Section 10.03 Restricted Units Legend. The Units have not been registered under the Securities Act and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or if an exemption from such registration is then available with respect to such sale. To the extent such Units have been certificated, each certificate evidencing Units and each certificate issued in exchange for or upon the Transfer of any Units shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED ON JULY 16, 2021, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SPECIFIED IN THE FIFTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF BRIDGE INVESTMENT GROUP HOLDINGS LLC, AS IT MAY BE AMENDED, RESTATED, AMENDED AND RESTATED, OR OTHERWISE MODIFIED FROM TIME TO TIME, AND BRIDGE INVESTMENT GROUP HOLDINGS LLC RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO ANY TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY BRIDGE INVESTMENT GROUP HOLDINGS LLC TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

The Company shall imprint such legend on certificates (if any) evidencing Units. The legend set forth above shall be removed from the certificates (if any) evidencing any Units which cease to be Units in accordance with the definition thereof.

Section 10.04 Transfer. Prior to Transferring any Units, the Transferring holder of Units shall cause the prospective Permitted Transferee to be bound by this Agreement and any other agreements executed by the holders of Units and relating to such Units in the aggregate to which the transferor was a party, including without limitation the Stockholders Agreement (collectively, the “Other Agreements”) by executing and delivering to the Company counterparts of this Agreement and any applicable Other Agreements.

Section 10.05 Assignee’s Rights.

(a) The Transfer of a Unit in accordance with this Agreement shall be effective as of the date of such Transfer (assuming compliance with all of the conditions to such Transfer set forth herein), and such Transfer shall be shown on the books and records of the Company. Profits, Losses and other items of the Company shall be allocated between the transferor and the transferee according to Code Section 706, using any permissible method as determined in the reasonable discretion of the Manager. Distributions made before the effective date of such Transfer shall be paid to the transferor, and Distributions made on or after such date shall be paid to the Assignee.

(b) Unless and until an Assignee becomes a Member pursuant to Article XII, to the fullest extent permitted by law, the Assignee shall not be entitled to any of the rights granted to a Member hereunder or under applicable Law, other than the rights granted specifically to Assignees pursuant to this Agreement; provided, however, that, without relieving the Transferring Member from any such limitations or obligations as more fully described in Section 10.06, such Assignee shall be bound by any limitations and obligations of a Member contained herein by which a Member would be bound on account of the Assignee’s Units (including the obligation to make Capital Contributions on account of such Units).

Section 10.06 Assignor’s Rights and Obligations. Any Member who shall Transfer any Unit in a manner in accordance with this Agreement shall cease to be a Member with respect to such Units and shall no longer have any rights or privileges, or, except as set forth in this Section 10.06, duties, liabilities or obligations, of a Member with respect to such Units or other interest (it being understood, however, that the applicable provisions of Sections 6.08 and 7.04 shall continue to inure to such Person’s benefit), except that unless and until the Assignee (if not already a Member) is admitted as a Substituted Member in accordance with the provisions of Article XII (the “Admission Date”), (i) such Transferring Member shall retain all of the duties, liabilities and obligations of a Member with respect to such Units, and (ii) the Manager may, in its sole discretion, reinstate all or any portion of the rights and privileges of such Member with respect to such Units for any period of time prior to the Admission Date. Nothing contained herein shall relieve any Member who Transfers any Units in the Company from any liability of such Member to the Company with respect to such Units that may exist as of the Admission Date or that is otherwise specified in the Delaware Act or for any liability to the Company or any other Person for any materially false statement made by such Member (in its capacity as such) or for any present or future breaches of any representations, warranties or covenants by such Member (in its capacity as such) contained herein or in the Other Agreements with the Company.

Section 10.07 Overriding Provisions.

(a) Any Transfer or attempted Transfer of any Units in violation of this Agreement (including any prohibited indirect Transfers) shall be, to the fullest extent permitted by applicable law, null and void ab initio, and the provisions of Sections 10.05 and 10.06 shall not apply to any such Transfers. For the avoidance of doubt, any Person to whom a Transfer is made or attempted in violation of this Agreement shall not become a Member and shall not have any other rights in or with respect to any rights of a Member of the Company with respect to the applicable Units. The approval of any Transfer in any one or more instances shall not limit or waive the requirement for such approval in any other or future instance. The Manager shall promptly amend the Schedule of Members to reflect any Permitted Transfer pursuant to this Article X.

(b) Notwithstanding anything contained herein to the contrary (including, for the avoidance of doubt, the provisions of Section 10.01, Section 10.02 and Article XI and Article XII), in no event shall any Member Transfer any Units to the extent such Transfer would:

(i) result in the violation of the Securities Act, or any other applicable federal, state or foreign Laws;

(ii) cause an assignment under the Investment Company Act;

(iii) in the reasonable determination of the Manager, be a violation of or a default (or an event that, with notice or the lapse of time or both, would constitute a default) under, or result in an acceleration of any obligation under any Credit Agreement to which the Company or the Manager is a party; provided that the payee or creditor to whom the Company or the Manager owes such obligation is not an Affiliate of the Company or the Manager;

(iv) be a Transfer to a Person who is not legally competent or who has not achieved his or her majority of age under applicable Law (excluding trusts for the benefit of minors);

(v) in the reasonable determination of the Manager, cause the Company to be treated as a “publicly traded partnership” or to be taxed as a corporation pursuant to Section 7704 of the Code or any successor provision thereto under the Code; or

(vi) in the reasonable determination of the Manager, result in the Company having more than ninety (90) partners, within the meaning of Treasury Regulations Section 1.7704-1(h)(1) (determined pursuant to the rules of Treasury Regulations Section 1.7704-1(h)(3)) , unless the Manager has expressly consented in writing to such transfer and the result of the Company having more than ninety (90) partners.

(c) Notwithstanding anything contained herein to the contrary, in no event shall any Member that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code Transfer any Units, unless such Member and the transferee have delivered to the Company, in respect of the relevant Transfer, written evidence that all required withholding under Section 1446(f) of the Code will have been done and duly remitted to the applicable taxing authority or duly executed certifications (prepared in accordance with the applicable Treasury Regulations or other authorities) of an exemption from such withholding.

Section 10.08 Spousal Consent. In connection with the execution and delivery of this Agreement, any Member who is a natural person will deliver to the Company an executed consent from such Member’s spouse (if any) in the form of Exhibit B-1 attached hereto or a Member’s spouse confirmation of separate property in the form of Exhibit B-2 attached hereto. If, at any time subsequent to the date of this Agreement such Member becomes legally married (whether in the first instance or to a different spouse), such Member shall cause his or her spouse to execute and deliver to the Company a consent in the form of Exhibit B-1 or Exhibit B-2 attached hereto. Such Member’s non-delivery to the Company of an executed consent in the form of Exhibit B-1 or Exhibit B-2 at any time shall constitute such Member’s continuing representation and warranty that such Member is not legally married as of such date.

Section 10.09 Certain Transactions with respect to the Corporation.

(a) In connection with a Change of Control Transaction, the Manager shall have the right, in its sole discretion, to require each Member to effect a Redemption of all or a portion of such Member’s Units together with an equal number of shares of Class B Common Stock, pursuant to which such Units and such shares of Class B Common Stock will be exchanged for shares of Class A Common Stock (or economically equivalent cash or securities of a successor entity), mutatis mutandis, in accordance with the Redemption provisions of Article XI (applied for this purpose as if the Corporation had delivered an Election Notice that specified a Share Settlement with respect to such Redemption) and otherwise in accordance with this Section 10.09(a). Any such Redemption pursuant to this Section 10.09(a) shall be effective immediately prior to the consummation of such Change of Control Transaction (and, for the avoidance of doubt, shall be contingent upon the consummation of such Change of Control Transaction and shall not be effective if such Change of Control Transaction is not consummated) (the date of such Redemption pursuant to this Section 10.09(a), the “Change of Control Date”). From and after the Change of Control Date, (i) the Units and any shares of Class B Common Stock subject to such Redemption shall be deemed to be transferred to the Corporation on the Change of Control Date and (ii) each such Member shall cease to have any rights with respect to the Units and any shares of Class B Common Stock subject to such Redemption (other than the right to receive shares of Class A Common Stock (or economically equivalent cash or equity securities in a successor entity) pursuant to such Redemption). In the event the Manager desires to initiate the provisions of this Section 10.09, the Manager shall provide written notice of an expected Change of Control Transaction to all Members within the earlier of (x) five (5) Business Days following the execution of an agreement with respect to such Change of Control Transaction and (y) ten (10) Business Days before the proposed date upon which the contemplated Change of Control Transaction is to be effected, including in such notice such information as may reasonably describe the Change of Control Transaction, subject to Law, including the date of execution of such agreement or such proposed effective date, as applicable, the amount and types of consideration to be paid for shares of Class A Common Stock in the Change of Control Transaction and any election with respect to types of consideration that a holder of shares of Class A Common Stock, as applicable, shall be entitled to make in connection with a Change of Control Transaction (which election shall be available to each Member on the same terms as holders of shares of Class A Common Stock). Following delivery of such notice and on or prior to the Change of Control Date, the Members shall take all actions reasonably requested by the Corporation to effect such Redemption in accordance with the terms of Article XI, including taking any action and delivering any document required pursuant to this Section 10.09(a) to effect such Redemption. Notwithstanding the foregoing, in the event the Manager requires the Members to exchange less than all of their outstanding Units (and to surrender a corresponding number of shares of Class B Common Stock for cancellation), each Member’s participation in the Change of Control Transaction shall be reduced pro rata.

(b) In the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization, or similar transaction with respect to Class A Common Stock (a “Pubco Offer”) is proposed by the Corporation or is proposed to the Corporation or its stockholders and approved by the Corporate Board or is otherwise effected or to be effected with the consent or approval of the Corporate Board, the Manager shall provide written notice of the Pubco Offer to all Members within the earlier of (i) five (5) Business Days following the execution of an agreement (if applicable) with respect to, or the commencement of (if applicable), such Pubco Offer and (ii) ten (10) Business Days before the proposed date upon which the Pubco Offer is to be effected, including in such notice such information as may reasonably describe the Pubco Offer, subject to Law, including the date of execution of such agreement (if applicable) or of such commencement (if applicable), the material terms of such Pubco Offer, including the amount and types of consideration to be received by holders of shares of Class A Common Stock in the Pubco Offer, any election with respect to types of consideration that a holder of shares of Class A Common Stock, as applicable, shall be entitled to make in connection with such Pubco Offer, and the number of Units (and the corresponding shares of Class B Common Stock) held by such Member that is applicable to such Pubco Offer. The Members (other than the Manager) shall be permitted to participate in such Pubco Offer by delivering a written notice of participation that is effective immediately prior to the consummation of such Pubco Offer (and that is contingent upon consummation of such offer), and shall include such information necessary for consummation of such offer as requested by the Corporation. In the case of any Pubco Offer that was initially proposed by the Corporation, the Corporation shall use reasonable best efforts to enable and permit the Members (other than the Manager) to participate in such transaction to the same extent or on an economically equivalent basis as the holders of shares of Class A Common Stock, and to enable such Members to participate in such transaction without being required to exchange Units or shares of Class B Common Stock prior to the consummation of such transaction. For the avoidance of doubt, in no event shall Class A Common Unitholders be entitled to receive in such Pubco Offer aggregate consideration for each Class A Common Unit that is greater than the consideration payable in respect of each share of Class A Common Stock in connection with a Pubco Offer (it being understood that payments under or in respect of the Tax Receivable Agreement shall not be considered part of any such consideration).

(c) In the event that a transaction or proposed transaction constitutes both a Change of Control Transaction and a Pubco Offer, the provisions of Section 10.09(a) shall take precedence over the provisions of Section 10.09(b) with respect to such transaction, and the provisions of Section 10.09(b) shall be subordinate to provisions of Section 10.09(a), and may only be triggered if the Manager elects to waive the provisions of Section 10.09(a).

Section 10.10 Unvested Class A Common Units. With respect to any shares of Class B Common Stock corresponding to Class A Common Units which remain subject to vesting conditions in accordance with any applicable Equity Plan or individual award agreement, the Member holding such shares of Class B Common Stock shall abstain from voting any such shares of Class B Common Stock with respect to any matter to be voted on or considered by the stockholders of the Corporation at any annual or special meeting of the stockholders of the Corporation or action by written consent of the stockholders of the Corporation unless and until such time as such Class A Common Units have vested in accordance with the applicable Equity Plan or individual award agreement.

ARTICLE XI.

REDEMPTION AND DIRECT EXCHANGE RIGHTS

Section 11.01 Redemption Right of a Member.

(a) Each Member (other than the Corporation and its Subsidiaries) shall be entitled to cause the Company to redeem (a “Redemption”) all or any portion of its Class A Common Units (excluding, for the avoidance of doubt, any Class A Common Units that are subject to vesting conditions or the Transfer of which is prohibited pursuant to Sections 10.07(b) or (c) of this Agreement) in whole or in part (the “Redemption Right”) at any time and from time to time following the waiver or expiration of any contractual lock-up period relating to the shares of the Corporation that may be applicable to such Member. If, after giving effect to the Redemption, a Member desiring to exercise its Redemption Right (each, a “Redeeming Member”) would hold Class A Common Units with a Redeemed Units Equivalent less than $250,000, such Redeeming Member must redeem its remaining Class A Common Units within 30 days following the completion of such Redemption. A Redeeming Member shall exercise such right by giving written notice (the “Redemption Notice”) to the Company with a copy to the Corporation. The Redemption Notice shall specify the number of Class A Common Units (the “Redeemed Units”) that the Redeeming Member intends to have the Company redeem and a date, not less than three (3) Business Days nor more than ten (10) Business Days after delivery of such Redemption Notice

(unless and to the extent that the Manager in its sole discretion agrees in writing to waive such time periods), on which exercise of the Redemption Right shall be completed (the “Redemption Date”); provided, that the Company, the Corporation and the Redeeming Member may change the number of Redeemed Units and/or the Redemption Date specified in such Redemption Notice to another number and/or date by mutual agreement signed in writing by each of them; provided, further, that in the event the Corporation elects a Share Settlement, the Redemption may be conditioned (including as to timing) by the Redeeming Member on the closing of an underwritten distribution of the shares of Class A Common Stock that may be issued in connection with such proposed Redemption. Subject to Section 11.03 and unless the Redeeming Member timely has delivered a Retraction Notice as provided in Section 11.01(c) or has revoked or delayed a Redemption as provided in Section 11.01(d), on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date):

(i) the Redeeming Member shall Transfer and surrender, free and clear of all liens and encumbrances (x) the Redeemed Units to the Company (including any certificates representing the Redeemed Units if they are certificated), and (y) a number of shares of Class B Common Stock (together with any Corresponding Rights) equal to the number of Redeemed Units to the Corporation, to the extent applicable;

(ii) the Company shall (x) cancel the Redeemed Units, (y) transfer to the Redeeming Member the consideration to which the Redeeming Member is entitled under Section 11.01(b), and (z) if the Units are certificated, issue to the Redeeming Member a certificate for a number of Class A Common Units equal to the difference (if any) between the number of Class A Common Units evidenced by the certificate surrendered by the Redeeming Member pursuant to clause (i) of this Section 11.01(a) and the Redeemed Units; and

(iii) the Corporation shall cancel and retire for no consideration the shares of Class B Common Stock (together with any Corresponding Rights) that were Transferred to the Corporation pursuant to Section 11.01(a)(i)(y) above.

(b) The Corporation shall have the option (as determined by at least two (2) of its independent directors (within the meaning of the rules of the Stock Exchange) who are disinterested), as provided in Section 11.02, to elect to have the Redeemed Units be redeemed in consideration for either a Share Settlement or a Cash Settlement; provided, for the avoidance of doubt, that the Corporation may elect to have the Redeemed Units be redeemed in consideration for a Cash Settlement only to the extent that the Corporation has cash available in an amount equal to at least the Redeemed Units Equivalent, which cash was received from a Qualifying Offering or, in the case of a Redemption occurring in connection the closing of the IPO, the IPO. The Corporation shall give written notice (the “Election Notice”) to the Company (with a copy to the applicable Redeeming Member) of such election within two (2) Business Days of receiving the Redemption Notice; provided, that if the Corporation does not timely deliver an Election Notice, the Corporation shall be deemed to have elected the Share Settlement method. If the Corporation elects a Share Settlement (including in connection with a Direct Exchange pursuant to Section 11.03), the Corporation shall deliver or cause to be delivered the number of shares of Class A Common Stock deliverable upon such Share Settlement as promptly as practicable (but not later than three (3) Business Days) after the Redemption Date, at the offices of the then-acting registrar and transfer agent of the shares of Class A Common Stock (or, if there is no then-acting registrar and transfer agent of Class A Common Stock, at the principal executive offices of the Corporation), registered in the name of the relevant Redeeming Member (or in such other name as is requested in writing by the Redeeming Member), in certificated or uncertificated form, as determined by the Corporation; provided, that to the extent the shares of Class A Common Stock are settled through the facilities of The Depository Trust Company, upon the written instruction of the Redeeming Member set forth in the Redemption Notice, the Corporation shall use its commercially reasonable efforts to deliver the shares of Class A Common Stock deliverable to such Redeeming Member through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such Redeeming Member by no later than the close of business on the Business Day immediately following the Redemption Date.

(c) In the event the Corporation elects the Cash Settlement in connection with a Redemption, the Redeeming Member may retract its Redemption Notice by giving written notice (the “Retraction Notice”) to the Company (with a copy to the Corporation) within three (3) Business Days of delivery of the Election Notice. The timely delivery of a Retraction Notice shall terminate all of the Redeeming Member’s, the Company’s and the Corporation’s rights and obligations under this Section 11.01 arising from the Redemption Notice.

(d) In the event the Corporation elects a Share Settlement in connection with a Redemption, a Redeeming Member shall be entitled to revoke its Redemption Notice or delay the consummation of a Redemption if any of the following conditions exists:

(i) any registration statement pursuant to which the resale of the Class A Common Stock to be registered for such Redeeming Member at or immediately following the consummation of the Redemption shall have ceased to be effective pursuant to any action or inaction by the SEC or no such resale registration statement has yet become effective;

(ii) the Corporation shall have failed to cause any related prospectus to be supplemented by any required prospectus supplement necessary to effect such Redemption;

(iii) the Corporation shall have exercised its right to defer, delay or suspend the filing or effectiveness of a registration statement and such deferral, delay or suspension shall affect the ability of such Redeeming Member to have its Class A Common Stock registered at or immediately following the consummation of the Redemption;

(iv) the Redeeming Member is in possession of any material non-public information concerning the Corporation, the receipt of which results in such Redeeming Member being prohibited or restricted from selling Class A Common Stock at or immediately following the Redemption without disclosure of such information (and the Corporation does not permit disclosure of such information);

(v) any stop order relating to the registration statement pursuant to which the Class A Common Stock was to be registered by such Redeeming Member at or immediately following the Redemption shall have been issued by the SEC;

(vi) there shall have occurred a material disruption in the securities markets generally or in the market or markets in which the Class A Common Stock is then traded;

(vii) there shall be in effect an injunction, a restraining order or a decree of any nature of any Governmental Entity that restrains or prohibits the Redemption;

(viii) the Corporation shall have failed to comply in all material respects with its obligations under the Registration Rights Agreement, and such failure shall have affected the ability of such Redeeming Member to consummate the resale of Class A Common Stock to be received upon such Redemption pursuant to an effective registration statement; or

(ix) the Redemption Date would occur three (3) Business Days or less prior to, or during, a Black-Out Period.

If a Redeeming Member delays the consummation of a Redemption pursuant to this Section 11.01(d), the Redemption Date shall occur on the fifth (5th) Business Day following the date on which the condition(s) giving rise to such delay cease to exist (or such earlier day as the Corporation, the Company and such Redeeming Member may agree in writing).

(e) The number of shares of Class A Common Stock (or Redeemed Units Equivalent, if applicable) (together with any Corresponding Rights) applicable to any Share Settlement or Cash Settlement shall not be adjusted on account of any Distributions previously made with respect to the Redeemed Units or dividends previously paid with respect to Class A Common Stock; provided, however, that if a Redeeming Member causes the Company to redeem Redeemed Units and the Redemption Date occurs subsequent to the record date for any Distribution with respect to the Redeemed Units but prior to payment of such Distribution, the Redeeming Member shall be entitled to receive such Distribution with respect to the Redeemed Units on the date that it is made notwithstanding that the Redeeming Member Transferred and surrendered the Redeemed Units to the Company prior to such date; provided, further, however, that a Redeeming Member shall be entitled to receive any and all Tax Distributions that such Redeeming Member otherwise would have received in respect of income allocated to such Member for the portion of any Fiscal Year irrespective of whether such Tax Distribution(s) are declared or made after the Redemption Date.

(f) In the case of a Share Settlement, in the event a reclassification or other similar transaction occurs following delivery of a Redemption Notice, but prior to the Redemption Date, as a result of which shares of Class A Common Stock are converted into another security, then a Redeeming Member shall be entitled to receive the amount of such other security (and, if applicable, any Corresponding Rights) that the Redeeming Member would have received if such Redemption Right had been exercised and the Redemption Date had occurred immediately prior to the record date of such reclassification or other similar transaction.

(g) Notwithstanding anything to the contrary contained herein, neither the Company nor the Corporation shall be obligated to effectuate a Redemption if such Redemption could (as determined in the sole discretion of the Manager) cause the Company to be treated as a “publicly traded partnership” or to be taxed as a corporation pursuant to Section 7704 of the Code or successor provisions of the Code.

Section 11.02 Election and Contribution of the Corporation. Unless the Redeeming Member has timely delivered a Retraction Notice as provided in Section 11.01(c), or has revoked or delayed a Redemption as provided in Section 11.01(d), subject to Section 11.03 on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date) (i) the Corporation shall make a Capital Contribution to the Company (in the form of the Share Settlement or the Cash Settlement, as determined by the Corporation in accordance with Section 11.01(b)), and (ii) the Company shall issue to the Corporation a number of Class A Common Units equal to the number of Redeemed Units surrendered by the Redeeming Member. Notwithstanding any other provisions of this Agreement to the contrary, but subject to Section 11.03, in the event that the Corporation elects a Cash Settlement, the Corporation shall only be obligated to contribute to the Company an amount in respect of such Cash Settlement equal to the Redeemed Units Equivalent with respect to such Cash Settlement, which in no event shall exceed the amount actually paid by the Company to the Redeeming Member as the Cash Settlement. The timely delivery of a Retraction Notice shall terminate all of the Company’s and the Corporation’s rights and obligations under this Section 11.02 arising from the Redemption Notice.

Section 11.03 Direct Exchange Right of the Corporation.

(a) Notwithstanding anything to the contrary in this Article XI (save for the limitations set forth in Section 11.01(b) regarding the Corporation’s option to select the Share Settlement or the Cash Settlement, and without limitation to the rights of the Members under Section 11.01, including the right to revoke a Redemption Notice), the Corporation may, in its sole and absolute discretion (as determined by at least two (2) of its independent directors (within the meaning of the rules of the Stock Exchange) who are disinterested) (subject to the timing limitations set forth on such discretion in Section 11.01(b)), elect to effect on the Redemption Date the exchange of Redeemed Units for the Share Settlement or the Cash Settlement, as the case may be, through a direct exchange of such Redeemed Units and the Share Settlement or the Cash Settlement, as applicable, between the Redeeming Member and the Corporation (a “Direct Exchange”) (rather than contributing the Share Settlement or the Cash Settlement, as the case may be, to the Company in accordance with Section 11.02 for purposes of the Company redeeming the Redeemed Units from the Redeeming Member in consideration of the Share Settlement or the Cash Settlement, as applicable). Upon such Direct Exchange pursuant to this Section 11.03, the Corporation shall acquire the Redeemed Units and shall be treated for all purposes of this Agreement as the owner of such Units.

(b) The Corporation may, at any time prior to a Redemption Date (including after delivery of an Election Notice pursuant to Section 11.01(b)), deliver written notice (an “Exchange Election Notice”) to the Company and the Redeeming Member setting forth its election to exercise its right to consummate a Direct Exchange; provided, that such election is subject to the limitations set forth in Section 11.01(b) and does not unreasonably prejudice the ability of the parties to consummate a Redemption or Direct Exchange on the Redemption Date. An Exchange Election Notice may be revoked by the Corporation at any time; provided, that any such revocation does not unreasonably prejudice the ability of the parties to consummate a Redemption or Direct Exchange on the Redemption Date. The right to consummate a Direct Exchange in all events shall be exercisable for all of the Redeemed Units that would have otherwise been subject to a Redemption.

(c) Except as otherwise provided by this Section 11.03, a Direct Exchange shall be consummated pursuant to the same timeframe as the relevant Redemption would have been consummated if the Corporation had not delivered an Exchange Election Notice and as follows:

(i) the Redeeming Member shall transfer and surrender, free and clear of all liens and encumbrances (x) the Redeemed Units and (y) a number of shares of Class B Common Stock (together with any Corresponding Rights) equal to the number of Redeemed Units, to the extent applicable, in each case, to the Corporation;

(ii) the Corporation shall (x) pay to the Redeeming Member the Share Settlement or the Cash Settlement, as applicable, and (y) cancel and retire for no consideration the shares of Class B Common Stock (together with any Corresponding Rights) that were Transferred to the Corporation pursuant to Section 11.03(c)(i)(y) above; and

(iii) the Company shall (x) register the Corporation as the owner of the Redeemed Units and (y) if the Units are certificated, issue to the Redeeming Member a certificate for a number of Class A Common Units equal to the difference (if any) between the number of Class A Common Units evidenced by the certificate surrendered by the Redeeming Member pursuant to Section 11.03(c)(i)(x) and the Redeemed Units, and issue to the Corporation a certificate for the number of Redeemed Units.

Section 11.04 Reservation of shares of Class A Common Stock; Listing; Certificate of the Corporation.

(a) At all times the Corporation shall reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon a Share Settlement in connection with a Redemption or Direct Exchange, such number of shares of Class A Common Stock as shall be issuable upon any such Share Settlement pursuant to a Redemption or Direct Exchange; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such Share Settlement pursuant to a Redemption or Direct Exchange by delivery of purchased Class A Common Stock (which may or may not be held in the treasury of the Corporation) or by way of Cash Settlement. The Corporation shall deliver Class A Common Stock that has been registered under the Securities Act with respect to any Share Settlement pursuant to a Redemption or Direct Exchange to the extent a registration statement is effective and available with respect to such shares; provided, all such unregistered shares of Class A Common Stock (if any) shall be entitled to the registration rights set forth in the Registration Rights Agreement if the holders thereof are party to the Registration Rights Agreement and have such rights thereunder. The Corporation shall use its commercially reasonable efforts to list the Class A Common Stock required to be delivered upon any such Share Settlement pursuant to a Redemption or Direct Exchange prior to such delivery upon each national securities exchange upon which the outstanding shares of Class A Common Stock are listed at the time of such Share Settlement pursuant to a Redemption or Direct Exchange (it being understood that any such shares may be subject to transfer restrictions under applicable securities Laws). The Corporation covenants that all shares of Class A Common Stock issued in connection with a Share Settlement pursuant to a Redemption or Direct Exchange will, upon issuance, be validly issued, fully paid and non-assessable. The provisions of this Article XI shall be interpreted and applied in a manner consistent with any corresponding provisions of the Corporation’s certificate of incorporation (if any).

(b) Prior to any Redemption or Direct Exchange effected pursuant to this Agreement, the Corporation shall take all such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and to be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions from, or dispositions to, the Corporation of equity securities of Corporation (including derivative securities with respect thereto) and any securities that may be deemed to be equity securities or derivative securities of the Corporation for such purposes that result from the transactions contemplated by this Agreement, by each officer or director of the Corporation, including any director by deputization. The authorizing resolutions shall be approved by either the Corporate Board or a committee thereof composed solely of two or more Non-Employee Directors (as defined in Rule 16b-3) of the Corporation (with the authorizing resolutions specifying the name of each such director whose acquisition or disposition of securities is to be exempted and the number of securities that may be acquired and disposed of by each such Person pursuant to this Agreement).

Section 11.05 Effect of Exercise of Redemption or Direct Exchange. This Agreement shall continue notwithstanding the consummation of a Redemption or Direct Exchange by a Member and all rights set forth herein shall continue in effect with respect to the remaining Members and, to the extent the Redeeming Member has a remaining Unit following such Redemption or Direct Exchange, the Redeeming Member. No Redemption or Direct Exchange shall relieve a Redeeming Member, the Company or the Corporation of any prior breach of this Agreement by such Redeeming Member, the Company or the Corporation.

Section 11.06 Tax Treatment. Unless otherwise required by applicable Law, the parties hereto acknowledge and agree that a Redemption or a Direct Exchange, as the case may be, shall be treated as a direct exchange between the Corporation and the Redeeming Member for U.S. federal and applicable state and local income tax purposes.

ARTICLE XII.

ADMISSION OF MEMBERS

Section 12.01 Substituted Members. Subject to the provisions of Article X hereof, in connection with the Permitted Transfer of a Unit hereunder, the Permitted Transferee shall become a Substituted Member on the effective date of such Transfer, which effective date shall not be earlier than the date of compliance with the conditions to such Transfer, and such admission shall be shown on the books and records of the Company, including the Schedule of Members.

Section 12.02 Additional Members. Subject to the provisions of Article X hereof, any Person that is not a Member as of the Effective Date may be admitted to the Company as an additional Member (any such Person, an “Additional Member”) only upon furnishing to the Manager (a) duly executed Joinder and counterparts to any applicable Other Agreements and (b) such other documents or instruments as may be reasonably necessary or appropriate to effect such Person’s admission as a Member (including entering into such documents as may reasonably be requested by the Manager). Such admission shall become effective on the date on which the Manager determines in its sole discretion that such conditions have been satisfied and when any such admission is shown on the books and records of the Company, including the Schedule of Members.

ARTICLE XIII.

WITHDRAWAL AND RESIGNATION; TERMINATION OF RIGHTS

Section 13.01 Withdrawal and Resignation of Members. Except in the event of Transfers of all of the Units of a Member (subject, in such case, to Section 10.06) and the Manager’s right to resign pursuant to Section 6.03, no Member shall have the power or right to withdraw or otherwise resign as a Member from the Company prior to the dissolution and winding up of the Company pursuant to Article XIV. Any Member, however, that attempts to withdraw or otherwise resign as a Member from the Company without the prior written consent of the Manager upon or following the dissolution and winding up of the Company pursuant to Article XIV, but prior to such Member receiving the full amount of Distributions from the Company to which such Member is entitled pursuant to Article XIV, shall be liable to the Company for all damages (including all lost profits and special, indirect and consequential damages) directly or indirectly caused by the withdrawal or resignation of such Member. Upon a Transfer of all of a Member’s Units in a Transfer permitted by this Agreement, subject to the provisions of Section 10.06, such Member shall cease to be a Member.

ARTICLE XIV.

DISSOLUTION AND LIQUIDATION

Section 14.01 Dissolution. The Company shall not be dissolved by the admission of Additional Members or Substituted Members or the attempted withdrawal, removal, dissolution, bankruptcy or resignation of a Member. The bankruptcy (as defined in Sections 18-101(1) and 18-304 of the Delaware Act) shall not cause a Member to cease to be a member of the Company. The Company shall dissolve, and its affairs shall be wound up, upon:

(a) the decision of the Manager together with the written approval of the Class A Common Unitholders holding a majority of the Class A Common Units to dissolve the Company (excluding for purposes of such calculation the Corporation and all Class A Common Units held directly or indirectly by it);

(b) a dissolution of the Company under Section 18-801(a)(4) of the Delaware Act, unless the Company is continued without dissolution pursuant thereto; or

(c) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Delaware Act.

Except as otherwise set forth in this Article XIV, the Company is intended to have perpetual existence. An Event of Withdrawal shall not in and of itself cause a dissolution of the Company and the Company shall continue in existence subject to the terms and conditions of this Agreement.

Section 14.02 Winding up. Subject to Section 14.05, on dissolution of the Company, the Manager shall act as liquidating trustee or may appoint one or more Persons as liquidating trustee (each such Person, a “Liquidator”). The Liquidators shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Delaware Act. The costs of liquidation shall be borne as an expense of the Company. Until final distribution, the Liquidators shall, to the fullest extent permitted by applicable Law, continue to operate the properties of the Company with all of the power and authority of the Manager. The steps to be accomplished by the Liquidators are as follows:

(a) as promptly as possible after dissolution and again after final liquidation, the Liquidators shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company’s assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

(b) the Liquidators shall pay, satisfy or discharge from the Company’s funds, or otherwise make adequate provision for payment and discharge thereof (including, without limitation, the establishment of a cash fund for contingent, conditional and unmatured liabilities in such amount and for such term as the liquidators may reasonably determine) the following: first, all of the debts, liabilities and obligations of the Company owed to creditors other than the Members in satisfaction of the liabilities of the Company (whether by payment or the making of reasonable provision for payment thereof), including all expenses incurred in connection with the liquidations; and second, all of the debts, liabilities and obligations of the Company owed to the Members (other than any payments or distributions owed to such Members in their capacity as Members pursuant to this Agreement); and

(c) following any payments pursuant to the foregoing Section 14.02(b), all remaining assets of the Company shall be distributed to the Members in accordance with Section 4.01(a) by the end of the Taxable Year during which the liquidation of the Company occurs (or, if later, by ninety (90) days after the date of the liquidation).

The distribution of cash and/or property to the Members in accordance with the provisions of this Section 14.02 and Section 14.03 below shall constitute a complete return to the Members of their Capital Contributions, a complete distribution to the Members of their interest in the Company and all of the Company’s property and shall constitute a compromise to which all Members have consented within the meaning of the Delaware Act. To the extent that a Member returns funds to the Company, to the fullest extent permitted by law, it has no claim against any other Member for those funds.

Section 14.03 Deferment; Distribution in Kind. Notwithstanding the provisions of Section 14.02, but subject to the order of priorities set forth therein, if upon dissolution of the Company the Liquidators determine that an immediate sale of part or all of the Company’s assets would be impractical or would cause undue loss (or would otherwise not be beneficial) to the Members, the Liquidators may, in their sole discretion and the fullest extent permitted by applicable Law, defer for a reasonable time the liquidation of any assets except those necessary to satisfy the Company’s liabilities (other than loans to the Company by any Member(s)) and reserves. Subject to the order of priorities set forth in Section 14.02, the Liquidators may, in their sole discretion, distribute to the Members, in lieu of cash, either (a) all or any portion of such remaining assets in-kind of the Company in accordance with the provisions of Section 14.02(c), (b) as tenants in common and in accordance with the provisions of Section 14.02(c), undivided interests in all or any portion of such assets of the Company or (c) a combination of the foregoing. Any such Distributions in-kind shall be subject to (y) such conditions relating to the disposition and management of such assets as the Liquidators deem reasonable and equitable and (z) the terms and conditions of any agreements governing such assets (or the operation thereof or the holders thereof) at such time. Any assets of the Company distributed in kind will first be written up or down to their Fair Market Value, thus creating Profit or Loss (if any), which shall be allocated in accordance with Article V. The Liquidators shall determine the Fair Market Value of any property distributed.

Section 14.04 Cancellation of Certificate. On completion of the winding up of the Company as provided herein, the Manager (or such other Person or Persons as the Delaware Act may require or permit) shall file a certificate of cancellation of the Certificate with the Secretary of State of Delaware, cancel any other filings made pursuant to this Agreement that should be canceled and take such other actions as may be necessary to terminate the existence of the Company. The Company shall continue in existence for all purposes of this Agreement until it is terminated pursuant to this Section 14.04.

Section 14.05 Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to Sections 14.02 and 14.03 in order to minimize any losses otherwise attendant upon such winding up.

Section 14.06 Return of Capital. The Liquidators shall not be personally liable for the return of Capital Contributions or any portion thereof to the Members (it being understood that any such return shall be made solely from assets of the Company).

ARTICLE XV.

GENERAL PROVISIONS

Section 15.01 Power of Attorney.

(a) Each Member hereby constitutes and appoints the Manager (or each Liquidator, if applicable) with full power of substitution, as his or her true and lawful agent and attorney-in-fact, with full power and authority in his, her or its name, place and stead, to:

(i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) this Agreement, all certificates and other instruments and all amendments thereof which the Manager deems appropriate or necessary to form, qualify, or continue the qualification of, the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property; (B) all instruments which the Manager deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (C) all conveyances and other instruments or documents which the Manager deems appropriate or necessary to reflect the dissolution, winding up and termination of the Company pursuant to the terms of this Agreement, including a certificate of cancellation; and (D) all instruments relating to the admission, substitution or resignation of any Member pursuant to Article XII or XIII; and

(ii) sign, execute, swear to and acknowledge all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the reasonable judgment of the Manager, to evidence, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Members hereunder or is consistent with the terms of this Agreement, in the reasonable judgment of the Manager, to effectuate the terms of this Agreement.

(b) The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of any Member and the Transfer of all or any portion of his, her or its Units and shall extend to such Member’s heirs, successors, assigns and personal representatives.

Section 15.02 Confidentiality.

(a) Each of the Members (other than the Corporation) agrees to hold the Company’s Confidential Information in confidence and may not disclose or use such information except as otherwise authorized separately in writing by the Manager. “Confidential Information” as used herein includes all non-public information concerning the Company or its Subsidiaries including, but not limited to, ideas, financial product structuring, business strategies, innovations and materials, all aspects of the Company’s business plan, proposed operation and products, corporate structure, financial and organizational information, analyses, proposed partners, software code and system and product designs, employees and their identities, equity ownership, the methods and means by which the Company plans to conduct its business, all trade secrets, trademarks, tradenames and all intellectual property associated with the Company’s business. With respect to each Member, Confidential Information does not include information or material that: (a) is rightfully in the possession of such Member at the time of disclosure by the Company; (b) before or after it has been disclosed to such Member by the Company, becomes part of public knowledge, not as a result of any action or inaction of such Member in violation of this Agreement; (c) is approved for release by written authorization of the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Compliance Officer, or General Counsel of the Company or of the Corporation, or any other officer designated by the Manager; (d) is disclosed to such Member or their representatives by a third party not, to the knowledge of such Member, in violation of any obligation of confidentiality owed to the Company with respect to such information; or (e) is or becomes independently developed by such Member or their respective representatives without use of or reference to the Confidential Information.

(b) Solely to the extent it is reasonably necessary or appropriate to fulfill its obligations or to exercise its rights under this Agreement, each of the Members may disclose Confidential Information to its Subsidiaries, Affiliates, partners, directors, officers, employees, counsel, advisers, consultants, outside contractors and other agents, on the condition that such Persons keep the Confidential Information confidential to the same extent as such Member is required to keep the Confidential Information confidential; provided, that such Member shall remain liable with respect to any breach of this Section 15.02 by any such Subsidiaries, Affiliates, partners, directors, officers, employees, counsel, advisers, consultants, outside contractors and other agents (as if such Persons were party to this Agreement for purposes of this Section 15.02).

(c) Notwithstanding Section 15.02(a) or Section 15.02(b), each of the Members may disclose Confidential Information (i) to the extent that such Member is required by Law (by oral questions, interrogatories, request for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, (ii) for purposes of reporting to its stockholders and direct and indirect equity holders (each of whom are bound by customary confidentiality obligations) the performance of the Company and its Subsidiaries and for purposes of including applicable information in its financial statements to the extent required by applicable Law or applicable accounting standards; or (iii) to any bona fide prospective purchaser of the equity or assets of a Member, or the Class A Common Units held by such Member (provided, in each case, that such Member determines in good faith that such prospective purchaser would be a Permitted Transferee), or a prospective merger partner of such Member (provided, that (i) such Persons will be informed by such Member of the confidential nature of such information and shall agree in writing to keep such information confidential in accordance with the contents of this Agreement and (ii) each Member will be liable for any breaches of this Section 15.02 by any such Persons (as if such Persons were party to this Agreement for purposes of this Section 15.02)). Notwithstanding any of the foregoing, nothing in this Section 15.02 will restrict in any manner the ability of the Corporation to comply with its disclosure obligations under Law, and the extent to which any Confidential Information is necessary or desirable to disclose.

Section 15.03 Amendments. Except as otherwise contemplated by this Agreement, this Agreement may be amended or modified upon the written consent of the Manager, together with the written consent of the holders of a majority of the Class A Common Units then outstanding (excluding all Class A Common Units held directly or indirectly by the Corporation) and a majority of the Class B Common Units then outstanding. Notwithstanding the foregoing, no amendment or modification:

(a) to this Section 15.03 may be made without the prior written consent of the Manager and each of the Members;

(b) to any of the terms and conditions of this Agreement which terms and conditions expressly require the approval or action of certain Persons may be made without obtaining the consent of the requisite number or specified percentage of such Persons who are entitled to approve or take action on such matter; and

(c) to any of the terms and conditions of this Agreement which would (A) reduce the amounts distributable to a Member pursuant to Articles IV and XIV in a manner that is not pro rata with respect to all Members, (B) increase the liabilities of such Member hereunder, (C) otherwise materially and adversely affect a holder of Units (with respect to such Units) in a manner materially disproportionate to any other holder of Units of the same class or series (with respect to such Units) (other than amendments, modifications and waivers necessary to implement the provisions of Article XII) or (D) materially and adversely affect the rights of any Member under Section 3.04, Section 3.05, Section 7.01, Section 7.04, Article X or Article XI, shall be effective against such affected Member or holder of Units, as the case may be, without the prior written consent of such Member or holder of Units, as the case may be.

Notwithstanding any of the foregoing, the Manager may make any amendment (i) of an administrative nature that is necessary in order to implement the substantive provisions hereof, without the consent of any other Member; provided, that any such amendment does not adversely change the rights of the Members hereunder in any respect, or (ii) to reflect any changes to the Class A Common Stock or Class B Common Stock or the issuance of any other capital stock of the Corporation.

Section 15.04 Title to Company Assets. Company assets shall be owned by the Company as an entity, and no Member, individually or collectively, shall have any ownership interest in such assets of the Company or any portion thereof. The Company shall hold title to all of its property in the name of the Company and not in the name of any Member. All assets of the Company shall be recorded as the property of the Company on its books and records, irrespective of the name in which legal title to such assets is held. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be transferred or encumbered for, or in payment of, any individual obligation of any Member.

Section 15.05 Addresses and Notices. All notices and other communications to be given to any party hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered by hand, courier or overnight delivery service, or when received in the form of an electronic transmission (receipt confirmation requested), and shall be directed to the address set forth, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the Company or the sending party.

To the Company:

Bridge Investment Group Holdings LLC

c/o Bridge Investment Group Holdings Inc.

111 East Sego Lily Drive, Suite 400

Salt Lake City, Utah 84070

Attn: Legal Department

To the Corporation:

Bridge Investment Group Holdings Inc.

111 East Sego Lily Drive, Suite 400

Salt Lake City, Utah 84070

Attn: Legal Department

To the Members, as set forth on Schedule 2.

Section 15.06 Binding Effect; Intended Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 15.07 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in Profits, Losses, Distributions, capital or property of the Company other than as a secured creditor.

Section 15.08 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

Section 15.09 Counterparts. This Agreement may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

Section 15.10 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any suit, dispute, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be heard in the state or federal courts of the State of Delaware, and the parties hereby consent to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT (INCLUDING BY PREPAID CERTIFIED MAIL WITH A VALIDATED PROOF OF MAILING RECEIPT) AND SHALL HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE. WITHOUT LIMITING THE FOREGOING, TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY AT THE ADDRESS REFERRED TO IN SECTION 15.05 (INCLUDING BY PREPAID CERTIFIED MAIL WITH A VALIDATED PROOF OF MAILING RECEIPT), TOGETHER WITH WRITTEN NOTICE OF SUCH SERVICE TO SUCH PARTY, SHALL BE DEEMED EFFECTIVE SERVICE OF PROCESS UPON SUCH PARTY.

Section 15.11 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 15.12 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 15.13 Execution and Delivery by Electronic Signature and Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement or contemplated hereby or entered into by the Company in accordance herewith, and any amendments hereto or thereto, to the extent signed and delivered by means of an electronic signature and/or electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of electronic signature or electronic transmission to execute and/or deliver a document or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense.

Section 15.14 Right of Offset. Whenever the Company or the Corporation is to pay any sum (other than pursuant to Article IV) to any Member, any amounts that such Member owes to the Company or the Corporation which are not the subject of a good faith dispute may be deducted from that sum before payment. For the avoidance of doubt, the distribution of Units to the Corporation shall not be subject to this Section 15.14.

Section 15.15 Entire Agreement. This Agreement, those documents expressly referred to herein (including the Stockholders Agreement, the Registration Rights Agreement, the IPO Class A Common Unit Subscription Agreement and the Tax Receivable Agreement), any indemnity agreements entered into in connection with the Initial LLC Agreement with any member of the board of directors at that time and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. For the avoidance of doubt, the Initial LLC Agreement is superseded by this Agreement as of the Effective Date and shall be of no further force and effect thereafter.

Section 15.16 Remedies. Each Member shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any Law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by Law.

Section 15.17 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement will be given effect hereunder unless such Person has consented in writing to such amendment or modification. Wherever required by the context, references to a Fiscal Year shall refer to a portion thereof. The use of the words “or,” “either” and “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

BRIDGE INVESTMENT GROUP HOLDINGS LLC

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Authorized Person

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

BRIDGE INVESTMENT GROUP HOLDINGS INC.

By:	/s/ Jonathan Slager
Name: Jonathan Slager
Title: Chief Executive Officer

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Dean Allara
Name:	Dean Allara

Rockridge Investments, LLC

By:	/s/ Dean Allara
Name:	Dean Allara
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

The Anderson Irrevocable Trust

By:	/s/ Kevin Anderson
Name:	Kevin Anderson
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Genova Ventures 1, LLC

By:	/s/ Phillip Anderson
Name:	Phillip Anderson
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Brad Andrus
Name:	Brad Andrus

The Andrus Irrevocable Trust

By:	/s/ Brad Andrus
Name:	Brad Andrus
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Brock Andrus
Name:	Brock Andrus

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

The Richard and Debra Andrus Trust

By:	/s/ Rick Andrus
Name:	Rick Andrus
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Colin Apple
Name:	Colin Apple

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Bruce Berger
Name:	Bruce Berger

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Briggs Capital Partners, LLC

By:	/s/ Chad Briggs
Name:	Chad Briggs
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Globetrotter Foundation

By:	/s/ Sallie Calhoun
Name:	Sallie Calhoun
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Todd Castagna
Name:	Todd Castagna

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Mobjack Investments, LLC

By:	/s/ Robert Chapin
Name:	Robert Chapin
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Kolana Limited

By:	/s/ Winston Chiu
Name:	Winston Chiu
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

The Christiano Trust dtd 9/9/90

By:	/s/ Matt Christiano
Name:	Matt Christiano
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ James Chung
Name:	James Chung

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Jason M. Clark
Name:	Jason M. Clark

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ David Coelho
Name:	David Coelho

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

DeGraw Living Trust dtd March 13, 2017

By:	/s/ Matt DeGraw
Name:	Matt Degraw
Title:	Authorized Signatory

The DeGraw Irrovocable Trust

By:	/s/ Matt DeGraw
Name:	Matt Degraw
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

TSG Servant Holdings, LLC

By:	/s/ Mary Demetree
Name:	Mary Demetree
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Rachel Diller
Name:	Rachel Diller

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Katherine Elsnab
Name:	Katherine Elsnab

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Mark Ferris
Name:	Mark Ferris

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Judy Tree LLC

By:	/s/ James Freeman
Name:	James Freeman
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Matthew Grant
Name:	Matthew Grant

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Kelley Hansen
Name:	Kelley Hansen

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Errol Harris
Name:	Errol Harris

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Donaldson Hartman
Name:	Donaldson Hartman

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Fruitful Mountain, LLC

By:	/s/ Matt Jensen
Name:	Matt Jensen
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

FM Bridge, LLC

By:	/s/ Matt Jensen
Name:	Matt Jensen
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Inna Khidekel
Name:	Inna Khidekel

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Adam Scott Kirk
Name:	Adam Scott Kirk

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Latimer Equity Investments, LLC

By:	/s/ Holden Latimer
Name:	Holden Latimer
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Richard F. & Darlene L. Leusch Trust

By:	/s/ Darlene Leusch
Name:	Darlene Leusch
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

The Minnick Irrevocable Trust

By:	/s/ D. Russell Minnick
Name:	D. Russell Minnick
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

The Charlotte Morse 2017 AET

By:	/s/ Charlotte Morse
Name:	Charlotte Morse
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

FLM Holdings, LLC

By:	/s/ Robert Morse
Name:	Robert Morse
Title:	Authorized Signatory

The Elliot Coleman Morse 2017 AET

By:	/s/ Robert Morse
Name:	Robert Morse
Title:	Authorized Signatory

The Margaret Brooke Morse 2017 AET

By:	/s/ Robert Morse
Name:	Robert Morse
Title:	Authorized Signatory

The Robert Edson Morse 2017 AET

By:	/s/ Robert Morse
Name:	Robert Morse
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Aaron O’Farrell
Name:	Aaron O’Farrell

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Adam B. O’Farrell and Tracy K O’Farrell Trust dtd May 9, 2019

By:	/s/ Adam O’Farrell
Name:	Adam O’Farrell
Title:	Authorized Signatory

The O’Farrell Irrevocable Trust

By:	/s/ Adam O’Farrell
Name:	Adam O’Farrell
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Peeper Investments, LLC

By:	/s/ Blake Peeper
Name:	Blake Peeper
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

JSPJ FLP

By:	/s/ John S. Pennington
Name:	John S. Pennington
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Trust of TMPeterson

By:	/s/ Thayne M. Peterson
Name:	Thayne M. Peterson
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Thomas A. Ralphs
Name:	Thomas A. Ralphs

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Joseph M. Rault III
Name:	Joseph M. Rault III
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Reardon Partners LLC

By:	/s/ Tim Reardon
Name:	Tim Reardon
Title:	Authorized Signatory

The Timothy James Reardon and Megan
McClannan Reardon Revocable Trust

By:	/s/ Tim Reardon
Name:	Tim Reardon
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

The Survivor’s Trust UTA dtd November 21, 2007

By:	/s/ Sara Katherine Hallock Sanders
Name:	Sara Katherine Hallock Sanders
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

SCREO-BOFM LLC

By:	/s/ Jeffrey L. Shaw
Name:	Jeffrey L. Shaw
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

J.P. Slager, LLC

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Authorized Signatory

SF International Irrevocable Trust Dated
December 30, 2019

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Authorized Signatory

Slager Family Limited Partnership

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Christian V. Young 2020 Gift Trust

By:	/s/ Danuel Stanger
Name:	Danuel Stanger
Title:	Authorized Signatory

The Danna Investment Company LLC

By:	/s/ Danuel Stanger
Name:	Danuel Stanger
Title:	Authorized Signatory

The Anna Stanger 2020 Gift Trust

By:	/s/ Danuel Stanger
Name:	Danuel Stanger
Title:	Authorized Signatory

The Danuel R. Stanger Revocable Trust

By:	/s/ Danuel Stanger
Name:	Danuel Stanger
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

The Stayner Irrevocable Trust, dated December 1, 2020

By:	/s/ Richard Stayner
Name:	Richard Stayner
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

DFS Equity, LLC

By:	/s/ Martin Steinberger
Name:	Martin Steinberger
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Meena Thever
Name:	Meena Thever

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ John Ward
Name:	John Ward
Title:	Authorized Signatory

FCPO-BOFM LLC

By:	/s/ John Ward
Name:	John Ward
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

The Christian V. Young 2003 Trust

By:	/s/ Christian Young
Name:	Christian Young
Title:	Authorized Signatory

Lisa D. Young 2020 Gift Trust

By:	/s/ Christian Young
Name:	Christian Young
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

B&C Andrus Investments, LLC

By:	/s/ Brent Andrus
Name:	Brent Andrus
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

First Trust fbo Edward B. Dyl, Jr.

By:	/s/ Edward B. Dyl, Jr.
Name:	Edward B. Dyl, Jr.
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Brett Kalesky
Name:	Brett Kalesky

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

Bridge Founders Group, LLC

By:	/s/ Christian V. Young
Name:	Christian V. Young
Title:	Authorized Signatory

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Limited Liability Company Agreement as of the date first written above.

By:	/s/ Kathy Stanger
Name:	Kathy Stanger

[Signature Page to Fifth Amended and Restated Limited Liability Company Agreement]

SCHEDULE 1

SCHEDULE OF PRE-REORGANIZATION MEMBERS

Member
Bridge Founders Group, LLC
FLM Holdings, LLC
RFG ROC, LLC
Bridge Partners Group, LLC
Kolana Limited
Bridge Investment Group Employee PI Holdco LLC

Exhibit A

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of _________________, 20___ (this “Joinder”), is delivered pursuant to that certain Fifth Amended and Restated Limited Liability Company Agreement, dated as of July 16, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LLC Agreement”) of Bridge Investment Group Holdings LLC, a Delaware limited liability company (the “Company”), by and among the Company, Bridge Investment Group Holdings Inc., a Delaware corporation and the managing member of the Company (the “Corporation”), and each of the Members from time to time party thereto. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the LLC Agreement.

1.

Joinder to the LLC Agreement. Upon the execution of this Joinder by the undersigned and delivery hereof to the Corporation, the undersigned hereby is admitted as and hereafter will be a Member under the LLC Agreement and a party thereto, with all the rights, privileges and responsibilities of a Member thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the LLC Agreement as if it had been a signatory thereto as of the date thereof.

2.	Incorporation by Reference. All terms and conditions of the LLC Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full.

3.	Address. All notices under the LLC Agreement to the undersigned shall be direct to:

[Name]

[Address]

[City, State, Zip Code]

Attn: Facsimile:

E-mail:

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.

[NAME OF NEW MEMBER]

By:
Name:
Title:

Acknowledged and agreed

as of the date first set forth above:

BRIDGE INVESTMENT GROUP HOLDINGS LLC

By: BRIDGE INVESTMENT GROUP HOLDINGS INC., its Managing Member

By:
Name:
Title:

Exhibit B-1

FORM OF AGREEMENT AND CONSENT OF SPOUSE

The undersigned spouse of _____________________________ (the “Member”), a party to that certain Fifth Amended and Restated Limited Liability Company Agreement, dated as of July 16, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”) of Bridge Investment Group Holdings LLC, a Delaware limited liability company (the “Company”), by and among the Company, Bridge Investment Group Holdings Inc., a Delaware corporation and the managing member of the Company, and each of the Members from time to time party thereto (capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Agreement), acknowledges on his or her own behalf that:

I have read the Agreement and understand its contents. I acknowledge and understand that under the Agreement, any interest I may have, community property or otherwise, in the Units owned by the Member is subject to the terms of the Agreement which include certain restrictions on Transfer.

I hereby consent to and approve the Agreement. I agree that said Units and any interest I may have, community property or otherwise, in such Units are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on said Units or any interest I may have, community property or otherwise, in said Units.

I hereby acknowledge that the meaning and legal consequences of the Agreement have been explained fully to me and are understood by me, and that I am signing this Agreement and consent without any duress and of free will.

Dated: _____________________________

[NAME OF SPOUSE]

By:
Name:

Exhibit B-2

FORM OF SPOUSE’S CONFIRMATION OF SEPARATE PROPERTY

I, the undersigned, the spouse of _____________________________ (the “Member”), who is a party to that certain Fifth Amended and Restated Limited Liability Company Agreement, dated as of July 16, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”) of Bridge Investment Group Holdings LLC, a Delaware limited liability company (the “Company”), by and among the Company, Bridge Investment Group Holdings Inc., a Delaware corporation and the managing member of the Company, and each of the Members from time to time party thereto (capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Agreement), acknowledge and confirm on that the Units owned by said Member are the sole and separate property of said Member, and I hereby disclaim any interest in same.

I hereby acknowledge that the meaning and legal consequences of this Member’s spouse’s confirmation of separate property have been fully explained to me and are understood by me, and that I am signing this Member’s spouse’s confirmation of separate property without any duress and of free will.

Dated: _____________________________

[NAME OF SPOUSE]

By:
Name:

Exhibit C

POLICY REGARDING CERTAIN EQUITY ISSUANCES

Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Fifth Amended and Restated Limited Liability Company Agreement of Bridge Investment Group Holdings LLC, dated as of July 16, 2021 (the “Operating Agreement”).

Pursuant to Section 10.17 of the Bridge Investment Group Holdings Inc. 2021 Incentive Award Plan (the “Plan”), this Policy Regarding Certain Equity Issuances (this “Policy”), effective as of the Effective Date, is established to provide for the method by which shares of Class A Common Stock or other securities and/or payment therefor may be exchanged or contributed between Bridge Investment Group Holdings Inc. (the “Corporation”) and Bridge Investment Group Holdings LLC (the “Operating Company”), or any of their respective Subsidiaries, or may be returned to the Corporation upon any forfeiture of such shares of Class A Common Stock or other securities by the holder thereof, for the purpose of (i) ensuring that the relationship between the Corporation and its Subsidiaries remains at arm’s-length and (ii) maintaining economic parity between one share of Class A Common Stock and one Class A Common Unit by preserving the one-to-one ratio between the number of shares of Class A Common Stock outstanding and the number of Class A Common Units held by the Corporation. For purposes of this Policy, “Common Stock” refers to the Class A Common Stock of the Corporation.

In the event of any conflict between the Operating Agreement or the Plan and this Policy, the Operating Agreement or Plan, as applicable, will control. In the event of any conflict between the Operating Agreement and the Plan, unless explicitly stated otherwise, the Operating Agreement will control. This Policy may be modified, supplemented or terminated at any time and from time to time in the Corporation’s discretion.

1.	Restricted Stock Awards

a.

Transfers of Restricted Stock to Corporation Employees, Consultants or Directors. The following shall apply to Restricted Stock granted under the Plan to Employees and Consultants of the Corporation and Directors (each as defined in the Plan and, collectively, “Corporation Service Providers”) in consideration for services performed by such Corporation Service Providers:

i.	Issuance of Restricted Stock.

A.	The Corporation shall issue shares of Restricted Stock (as defined in the Plan) to the Corporation Service Provider in accordance with the terms of the Plan.

B.

Concurrently with or prior to such issuance, a Corporation Service Provider shall pay the purchase price (if any) of the Restricted Stock to the Corporation in exchange for the issuance of the Restricted Stock.

C.

Prior to the Vesting Date (as defined below), the Corporation shall pay dividends to the holder of the Restricted Stock and make any other payments to the Corporation Service Provider as the terms of the Restricted Stock award provide for. The

Corporation and the Operating Company shall treat such payments as having been made by the Corporation, and the Corporation shall report such payments as compensation to the Corporation Service Provider for all purposes. Prior to the Vesting Date (as defined below), the Operating Company shall pay to the Corporation the amount of any such payments that the Corporation is required to pay to the Corporation Service Provider, as a reimbursement of Corporation expenses pursuant to Section 6.06 of the Operating Agreement.

ii.

Vesting of Restricted Stock. On the date when the value of any share of Restricted Stock is includible in the taxable income (with respect to each such share, the “Vesting Date”) of the Corporation Service Provider, the following events shall occur or be deemed to have occurred:

A.

If required by Section 6.06 of the Operating Agreement, the Operating Company shall be deemed to reimburse the Corporation for the compensation expense equal to the amount includible in the taxable income of the Corporation Service Provider.

B.

The Operating Company shall issue to the Corporation on the Vesting Date a number of Class A Common Units equal to the number of such shares of Restricted Stock that are includible in the taxable income of the Corporation Service Provider as of the applicable Vesting Date in consideration for a deemed Capital Contribution from the Corporation in an amount equal to the number of Class A Common Units issued in accordance with this section, multiplied by the Fair Market Value.

b.

Transfers of Restricted Stock to Employees and Consultants of the Operating Company. The following shall apply to Restricted Stock granted under the Plan to Employees and Consultants of the Operating Company or its Subsidiaries (each, “Operating Company Service Providers”) in consideration for services performed by such Employees and Consultants for the Operating Company or its Subsidiaries:

i.	Issuance of Restricted Stock.

A.	The Corporation shall issue shares of Restricted Stock to the Operating Company Service Provider in accordance with the terms of the Plan.

B.

Concurrently with or prior to such issuance, an Operating Company Service Provider shall pay the purchase price (if any) of the Restricted Stock to the Corporation in exchange for the issuance of the Restricted Stock.

C.

The Corporation shall transfer any such purchase price to the Operating Company (or, if the Operating Company Service Provider is an employee or other service provider of a Subsidiary of the Operating Company, to such Subsidiary of the Operating Company). For tax purposes, any such purchase price shall be treated as paid by the Operating Company Service Provider to the Operating Company (or an applicable Subsidiary) as the employer of the Employee or the recipient of the Consultant’s services (i.e., not a capital contribution).

D.

Prior to the Vesting Date, the Corporation shall pay dividends to the holder of the Restricted Stock and make any other payments to the Operating Company Service Provider as provided by the terms of the Restricted Stock Award Agreement, provided that the Operating Company (or, if the Operating Company Service Provider is an employee or other service provider of a Subsidiary of the Operating Company, the Subsidiary of the Operating Company) shall reimburse the Corporation for such amounts and deduct such amounts as compensation. In order to effectuate the foregoing, in addition to the Operating Company’s distributions to the Corporation with respect to the Class A Common Units held by the Corporation, the Operating Company (or the applicable Subsidiary) shall make an additional payment to the Corporation in the amount of this reimbursement, which shall not be treated as a partnership distribution. Such dividend or other payments shall be treated as having been made by the Operating Company (or the applicable Subsidiary), and not by the Corporation, to such Operating Company Service Provider, and the Operating Company (or the applicable Subsidiary) shall report such payments as compensation to the Operating Company Service Provider for all purposes.

ii.	Vesting of Restricted Stock. On the Vesting Date of any shares of Restricted Stock of the Operating Company Service Provider, the following events shall occur or be deemed to have occurred:

A.

The Corporation shall be deemed to sell to the Operating Company (or, if the Operating Company Service Provider is an employee or other service provider of a Subsidiary of the Operating Company, to such Subsidiary of the Operating Company), and the Operating Company (or such Subsidiary of the Operating Company) shall be deemed to purchase from the Corporation, such shares of Restricted Stock that are includible in the taxable income of the Operating Company Service Provider on such Vesting Date (the “Operating Company Purchased Restricted Stock”). The deemed price paid by the Operating Company (or a Subsidiary of the Operating Company) to the Corporation for Operating Company Purchased Restricted Stock shall be an amount equal to the product of (x) the number of shares of Operating Company Purchased Restricted Stock and (y) the Fair Market Value of a share of Common Stock on the Vesting Date.

B.

The Operating Company (or any Subsidiary of the Operating Company) shall be deemed to transfer Operating Company Purchased Restricted Stock to the Operating Company Service Provider at no additional cost, as additional compensation.

C.

The Operating Company shall issue to the Corporation on the Vesting Date a number of Class A Common Units equal to the number of shares of Operating Company Purchased Restricted Stock in consideration for a deemed Capital Contribution from the Corporation in an amount equal to the number of Class A Common Units issued in accordance with this section, multiplied by the Fair Market Value. In the case where an Operating Company Service Provider is an employee or service provider to a Subsidiary of the Operating Company, then the Operating Company shall be deemed to have contributed such amount to the capital of such Subsidiary of the Operating Company.

2.

Restricted Stock Unit and Other Stock or Cash Based Awards. The following shall apply to all Restricted Stock Units and Other Stock or Cash Based Awards (other than cash awards) (each as defined in the Plan) granted under the Plan and settled in shares of Common Stock:

a.

Transfers of Common Stock to Corporation Service Providers. The Corporation shall issue such number of shares of Common Stock as are to be issued to the Corporation Service Provider in accordance with the terms of the Plan and any Restricted Stock Unit or applicable Other Stock or Cash Based Award to a Corporation Service Provider in accordance with the Plan and, as soon as reasonably practicable after such Award is settled, with respect to each such settlement:

i.

If required by Section 6.06 of the Operating Agreement, the Operating Company shall be deemed to reimburse the Corporation for the compensation expense equal to the amount includible in the taxable income of the Corporation Service Provider with respect to such Award.

ii.

The Operating Company shall issue to the Corporation on the date of settlement a number of Class A Common Units equal to the number of shares of Common Stock issued in settlement of the Restricted Stock Unit or applicable Other Stock or Cash Based Award in consideration for a deemed Capital Contribution from the Corporation in an amount equal to the number of Class A Common Units issued in accordance with this section, multiplied by the Fair Market Value.

b.

Transfer of Common Stock to Operating Company Service Providers. The Corporation shall issue such number of shares of Common Stock as are to be issued to an Operating Company Service Provider in accordance with the terms of the Plan and any Restricted Stock Unit or applicable Other Stock or Cash Based Award to an Operating Company Service Provider in accordance with the Plan and, as soon as reasonably practicable after such Award is settled, with respect to each such settlement:

i.

The Corporation shall be deemed to sell to the Operating Company (or, if the Operating Company Service Provider is an employee or other service provider of a Subsidiary of the Operating Company, to such Subsidiary of the Operating Company), and the Operating Company (or such Subsidiary of the Operating Company) shall be deemed to purchase from the Corporation, the number of shares of Common Stock (the “Operating Company Purchased RSU/Other Award Shares”) equal to the number issued in settlement of the Restricted Stock Units or Other Stock or Cash Based Awards. The deemed price paid by the Operating Company (or Subsidiary of the Operating Company) to the Corporation for Operating Company Purchased RSU/Other Award Shares shall be an amount equal to the product of (x) the number of Operating Company Purchased RSU/Other Award Shares and (y) the Fair Market Value of a share of Common Stock at the time of settlement.

ii.

The Operating Company (or Subsidiary of the Operating Company) shall be deemed to transfer such shares of Common Stock to the Operating Company Service Provider at no additional cost, as additional compensation.

iii.	The Operating Company shall issue to the Corporation on the date of settlement a number of Class A Common Units equal to the number of Operating Company Purchased RSU/Other Award Shares in consideration for a deemed Capital Contribution from the Corporation in an amount equal to the number of Class A Common Units issued in accordance with this section, multiplied by the Fair Market Value. In the case where an Operating Company Service Provider is an employee or service provider to a Subsidiary of the Operating Company, the Operating Company shall be deemed to have contributed such amount to the capital of such Subsidiary of the Operating Company.

c.

Other Full-Value Awards. To the extent the Corporation grants full-value Awards (as defined in the Plan) (other than Restricted Stock, Restricted Stock Units and Other Stock and Cash Based Awards), the provisions of this Section 2 shall apply mutatis mutandis with respect to such full-value Awards, to the extent applicable (as determined by the Administrator (as defined in the Plan).

3.	Stock Options. The following shall apply to Options (as defined in the Plan) granted under the Plan:

a.

Transfer of Common Stock to Corporation Service Providers. As soon as reasonably practicable after receipt by the Corporation, pursuant to the Plan, of payment for the shares of Common Stock with respect to which an Option (which in the case of a Corporation Service Provider was issued to and is held by such Corporation Service Provider in such capacity), or portion thereof, is exercised by a Corporation Service Provider:

i.

The Corporation shall transfer to the holder of such Option the number of shares of Common Stock equal to the number of shares of Common Stock subject to the Option (or portion thereof) that is exercised.

ii.

The Corporation, shall, as soon as practicable after such exercise, make a Capital Contribution to the Operating Company in an amount equal to the exercise price paid to the Corporation by such Corporation Service Provider in connection with the exercise of the Option. If required by Section 6.06 of the Operating Agreement, the Operating Company shall be deemed to reimburse the Corporation for the compensation expense equal to the Fair Market Value (as defined in the Plan) of a share of Common Stock as of the date of exercise multiplied by the number of shares of Common Stock then being issued in connection with the exercise of such Option less the exercise price paid to the Corporation by such Corporation Service Provider in connection with the exercise of the Option. Notwithstanding the amount of the Capital Contribution actually made pursuant to this Section 3(a)(ii), the Corporation shall be deemed to have contributed to the Operating Company as a Capital Contribution, in lieu of the Capital Contribution actually made, an amount equal to the Fair Market Value (as defined in the Plan) of a share of Common Stock as of the date of exercise multiplied by the number of shares of Common Stock then being issued in connection with the exercise of such Option.

iii.

The Operating Company shall issue to the Corporation, on the date of the deemed Capital Contribution described in Section 3(a)(ii) hereof, a number of Class A Common Units equal to the number of issued shares of Common Stock pursuant to Section 3(a)(i) hereof, in consideration for the deemed Capital Contribution described in Section 3(a)(ii) hereof.

b.

Transfer of Common Stock to Operating Company Service Providers. As soon as reasonably practicable after receipt by the Corporation, pursuant to the Plan, of payment for the shares of Common Stock with respect to which an Option (which was issued to and is held by an Operating Company Service Provider in such capacity), or portion thereof, is exercised by an Operating Company Service Provider:

i.

The Corporation shall transfer to the Operating Company Service Provider the total number of shares of Common Stock with respect to which the Option was exercised (the “Total Purchased Shares”). Of the Total Purchased Shares, the number of shares of Common Stock that shall be deemed to be transferred to the Operating Company Service Provider on behalf of the Operating Company shall be equal to (A) the amount of the exercise price paid by the Operating Company Service Provider to the Corporation pursuant to the Plan divided by (B) the Fair Market Value (as defined in the Plan) of a share of Common Stock at the time of exercise (the “Operating Company Holder Purchased Shares”).

ii.

The Corporation shall be deemed to sell to the Operating Company (or, if the Operating Company Service Provider is an employee or other service provider of a Subsidiary of the Operating Company, to such Subsidiary of the Operating Company), and the Operating Company (or such Subsidiary of the Operating Company) shall be deemed to purchase from the Corporation, the number of shares of Common Stock (the “Operating Company Purchased Option Shares”) equal to the excess of (A) the number of shares subject to the Option (or portion thereof) that is exercised, over (B) the number of Operating Company Holder Purchased Shares. The deemed price paid by the Operating Company (or a Subsidiary of the Operating Company) to the Corporation for Operating Company Purchased Option Shares shall be an amount equal to the product of (x) the number of Operating Company Purchased Option Shares and (y) the Fair Market Value (as defined in the Plan) of a share of Common Stock at the time of the exercise.

iii.

The Operating Company (or a Subsidiary of the Operating Company) shall be deemed to transfer the Operating Company Purchased Option Shares to the Operating Company Service Provider at no additional cost, as additional compensation.

iv.

The Operating Company shall issue to the Corporation on the date of exercise a number of Class A Common Units equal to the sum of the number of Operating Company Holder Purchased Shares and the number of Operating Company Purchased Option Shares in consideration for a deemed Capital Contribution from the Corporation in an amount equal to the number of Class A Common Units issued in accordance with this section, multiplied by the Fair Market Value. In the case where an Operating Company Service Provider is an employee or service provider to a Subsidiary of the Operating Company, the Operating Company shall be deemed to have contributed such amount to the capital of such Subsidiary of the Operating Company.

c.	Stock Appreciation Rights. To the extent the Corporation grants any Stock Appreciation Rights (as defined in the Plan), the provisions of this Section 3 shall apply mutatis mutandis with respect to such Stock Appreciation Rights, to the extent applicable (as determined by the Administrator).

d.

Dividend Equivalent Awards. With respect to Dividend Equivalents (as defined in the Plan) granted under the Plan to Operating Company Service Providers, the Corporation shall make any payments to an Operating Company Service Provider under the terms of the Dividend Equivalent award, provided that the Operating Company (or, if the Operating Company Service Provider is an employee or other service provider of a Subsidiary of the Operating Company, such Subsidiary of the Operating Company) shall reimburse the Corporation for such amounts and deduct such amounts as compensation. In order to effectuate the foregoing, in addition to the Operating Company’s (or the applicable Subsidiary’s) distributions to the Corporation with respect to Class A Common Units held by the Corporation, the Operating Company (or the applicable Subsidiary) shall make an additional payment to the Corporation in the amount of this reimbursement, which shall not be treated as a partnership distribution. Such payments shall be treated as having been made by the Operating Company (or the applicable Subsidiary), and not by the Corporation, to such Operating Company Service Provider, and the Operating Company (or the applicable Subsidiary) shall report such payments as compensation to such Operating Company Service Provider for all purposes.

4.

Forfeiture, Surrender or Repurchase of Common Stock. If any shares of Common Stock granted under the Plan or any other shares of Common Stock subject to vesting (whether or not granted under the Plan) are (a) forfeited or surrendered by any Operating Company Service Provider or Corporation Service Provider or (b) repurchased from any Operating Company Service Provider or Corporation Service Provider by the Corporation, the Operating Company or a Subsidiary, (i) the shares of Common Stock forfeited, surrendered or repurchased shall be returned to the Corporation, (ii) the Corporation (or, in the case of an Operating Company Service Provider, the Operating Company or a Subsidiary of the Operating Company, as applicable) shall pay the repurchase price (if any) of the repurchased shares of Common Stock to such Operating Company Service Provider or Corporation Service Provider, and (iii) the Operating Company shall, contemporaneously with such forfeiture, surrender or repurchase of shares of Common Stock, redeem or repurchase a number of the Class A Common Units held by the Corporation equal to the number of forfeited, surrendered or repurchased shares of Common Stock, such redemption or repurchase to be upon the same terms and for the same price per Class A Common Unit as such shares of Common Stock are forfeited, surrendered or repurchased.